       As filed with the Securities and Exchange Commission on December 30, 2004

                                                Securities Act File No. 33-20827
                                        Investment Company Act File No. 811-5518
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
                       Pre-Effective Amendment No.                           [ ]
                                                   ---
                       Post-Effective Amendment No. 90                       [X]

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]
                              Amendment No. 92                               [X]

                                   ----------

                               THE RBB FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                         Bellevue Park Corporate Center
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (302) 792-2555

                                   Copies to:

         TIMOTHY K. BIEDRZYCKI                        MICHAEL P. MALLOY, ESQUIRE
               PFPC Inc.                              Drinker Biddle & Reath LLP
         400 Bellevue Parkway                              One Logan Square
         Wilmington, DE 19809                           18th & Cherry Streets
(Name and Address of Agent for Service)              Philadelphia, PA 19103-6996

It is proposed that this filing will become effective (check appropriate box)
     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on December 31, 2004 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered               Shares of Common Stock
                                     -------------
================================================================================
                             n/i numeric investors
                                family of funds

                  n/i numeric investors Emerging Growth Fund

                       n/i numeric investors Growth Fund

                      n/i numeric investors Mid Cap Fund


                 --------------------------------------------

                       advised by Numeric Investors LLC

                 --------------------------------------------

   The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

                                                                     Prospectus

                                                              December 31, 2004

                               TABLE OF CONTENTS


                              INTRODUCTION TO RISK/RETURN SUMMARY
                                 Who Should Invest......................     1
                                 Numeric's Investment Style.............     1

                              DESCRIPTIONS OF THE FUNDS
A look at the goals,             n/i numeric investors Emerging Growth Fund  3
strategies, risks,               n/i numeric investors Growth Fund......     5
expenses and financial           n/i numeric investors Mid Cap Fund.....     7
history of each Fund.            Additional Information on Fund Investments 10

                              MANAGEMENT
Details on the                   Investment Adviser.....................    11
management and                   Other Service Providers................    13
operations of the Funds.

                              SHAREHOLDER INFORMATION
Policies and instructions for    Pricing of Fund Shares.................    14
opening, maintaining and         Market Timing..........................    14
closing an account in any of     Purchase of Fund Shares................    14
the Funds.                       Redemption of Fund Shares..............    17
                                 Exchange Privilege.....................    20
                                 Dividends and Distributions............    20
                                 Taxes..................................    20

                              FINANCIAL HIGHLIGHTS......................... 22

                              FOR MORE INFORMATION............... See Back Cover

INTRODUCTION TO RISK/RETURN SUMMARY

This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the n/i numeric investors family of funds of The RBB Fund, Inc. (the "Company").

Three classes of common stock of the Company represent interests in the n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund and n/i numeric investors Mid Cap Fund (each a "Fund," collectively the "Funds"). This prospectus and the Statement of Additional Information ("SAI") incorporated herein relate solely to the Funds. The Company's n/i numeric investors family of funds also includes another fund, which is offered in a separate prospectus and Statement of Additional Information.

This prospectus has been organized so that each Fund has its own short section with important facts about that particular Fund. After you read this introduction and the short sections about Fund strategies and risks, read the sections about Purchase and Redemption of Fund Shares, which apply to all the Funds offered by this prospectus.

Who Should Invest?

Long-Term Investors Seeking Capital Appreciation. The Funds are intended for investors who are seeking long-term capital appreciation, and who do not need to earn current income from their investment in the Funds. Because of the risks associated with common stock investments, the Funds are intended to be a long-term investment vehicle and are not designed to provide investors with a means of speculating on short-term stock market movements. The Funds should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Funds with other types of common stock investments.

General Considerations for Taxable Investors. High portfolio turnover (100% or more) can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which are a by-product of high turnover investment strategies, are currently taxed at rates comparable to ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Second, the frequent realization of gains, which causes taxes to be paid frequently, is less advantageous than infrequent realization of gains. Infrequent realization of gains allows the payment of taxes to be deferred to later years, allowing more of the gains to compound before taxes are paid. Numeric Investors LLC, formerly Numeric Investors L.P. ("Numeric"), the Funds' investment adviser, advises all of its investors to consider their ability to allocate tax-deferred assets (such as individual retirement accounts (IRA) and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options.

Numeric's Investment Style

Quantitative Approach. To meet each Fund's investment objective, Numeric uses quantitative investment techniques. These quantitative techniques rely on several proprietary computer models developed by Numeric to aid in the stock selection process. Currently, Numeric classifies their models into the following types:

.. the Fair Value Stock Model--This model attempts to identify companies whose stocks Numeric believes are mispriced relative to their projected earnings, growth and quality. In searching for stocks with market valuations lower than the average market valuation of stocks, this model considers, among other characteristics, price-to-earnings ratios and price-to-book ratios.

.. the Growth Stock Model or Estrend(TM) Model--This model attempts to identify companies whose earnings are improving more rapidly than the earnings of the average company. It also measures recent changes in Wall Street analysts' earnings forecasts for each company, selecting for purchase companies judged likely to experience upward revisions in earnings estimates, and for sale companies thought likely to suffer downward revisions.

.. the Quality of Earnings Model--This model measures the quality of earnings that a company is reporting. The Quality of Earnings Model aims to differentiate between companies with aggressive and conservative accounting practices. Numeric believes that companies using aggressive accounting practices may be prone to future earnings and revenue shocks whereas companies pursuing conservative accounting practices may have more of a cushion to make their estimates in the future. Analysis of balance sheet, income statement, accounting practices and cash flow statements leads to a Quality of Earnings score for each company.


The Fair Value Stock, Growth Stock and Quality of Earnings Models are intentionally complementary to each other. The insights they provide about each stock are from different perspectives and Numeric believes each model tends to be more effective during periods when one of the others is less effective. Combined, Numeric believes they are more likely to generate more consistent excess returns. Numeric's models incorporate dozens of characteristics for more than 2,000 companies analyzed, rapidly incorporating new market information during each trading day. The Funds' portfolio managers closely monitor this flow of information to identify what they believe are the most immediate investment opportunities.

Capital Limitation. Numeric pursues an unusual business strategy for an investment manager in that it strictly limits the amount of capital that it accepts into a Fund. It is Numeric's belief that as a pool of assets in any one strategy grows larger, the transaction costs associated with buying and selling securities for the strategy correspondingly increase. Numeric believes that too large a pool of capital in any one strategy will inevitably reduce its ability to achieve investment results that meet its objectives.

As a result, each of the Funds will close to further investment when increasing transaction costs begin to diminish the Fund's performance. Generally, when a Fund is closed to further investment, its shares are offered only to existing shareholders of the Fund and certain other persons, who generally are subject to cumulative, maximum purchase amounts, as follows: (i) persons who already hold shares of this Fund directly or through accounts maintained by brokers by arrangement with the Company, (ii) existing and future clients of financial advisors and planners whose clients already hold shares of this Fund, and (iii) employees of Numeric and their spouses and children. Other persons who are shareholders of other n/i numeric investors Funds are not permitted to acquire shares of a closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder has elected otherwise.

Numeric reserves the right, subject to Board approval, to reopen a closed Fund to new investments at any time or to further restrict sales of its shares.




The n/i numeric investors Emerging Growth Fund is closed to new investments, except as described in the section entitled "Shareholder Information--Purchase of Fund Shares, Closing of Funds."

DESCRIPTIONS OF THE FUNDS

n/i numeric investors Emerging Growth Fund Ticker Symbol: NIMCX

Investment Goal

The Fund's investment goal is to provide long-term capital appreciation.

Primary Investment Strategies



Under normal circumstances, the Fund invests in common stocks of companies with micro- and small- sized capitalizations, similar to companies represented in the Russell 2000(R) Growth Index, and higher than average forecast earnings growth rates. Numeric determines its stock selection decisions for this Fund primarily on the basis of its Growth Stock and Quality of Earnings Models. Considered, but of less importance, is the Fair Value Stock Model.

The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

.. Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

.. The net asset value of the Fund will change with changes in the market value of its portfolio positions.

.. Investments in micro-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

.. The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

.. The Fund's micro-cap securities may underperform small-cap, mid-cap or large-cap securities, or the equity markets as a whole when they are out of favor.

.. The Fund's use of futures may reduce returns and/or increase volatility.
  Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover--The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund's long-term performance. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart and table below both assume reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

Total Returns for the Calendar Year Ended
December 31

                                    [CHART]

 1997    1998    1999   2000   2001     2002     2003
------  ------  ------  -----  -----  --------  ------
30.86%  16.27%  34.46%  2.23%  0.15%  (12.37)%  55.81%


Year-to-date total return for the nine months ended September 30, 2004: 4.00%

Best and Worst Quarterly Performance (for the periods reflected in the chart above)


                  Best Quarter:   28.66%  (quarter ended
                                          December 31, 1998)
                  Worst Quarter: (19.55)% (quarter ended
                                          September 30, 2001)

Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns
For the Periods Ended December 31, 2003


                                                          Since
                                         1 Year 5 Years inception*
                                         ------ ------- ----------
             n/i numeric investors
              Emerging Growth Fund
              Before Taxes.............. 55.81%  13.45%   17.26%
                                         -----   -----    -----
             n/i numeric investors
              Emerging Growth Fund
              After Taxes on
              Distributions............. 54.86%   8.94%   12.81%
                                         -----   -----    -----
             n/i numeric investors
              Emerging Growth Fund
              After Taxes on
              Distributions and Sale of
              Fund Shares............... 36.35%   8.61%   12.19%
                                         -----   -----    -----
             Russell 2000(R) Growth
              Index
              (reflects no deduction
              for fees, expenses or
              taxes)/1/................. 48.54%   0.83%    1.36%
                                         -----   -----    -----

--------
* Commenced operations on June 3, 1996.
/1/ The Russell 2000(R) Growth Index contains stocks from the Russell 2000(R)
    Index with greater-than-average growth orientation. Companies in this index generally have higher price to book and price to earnings ratios. The Russell 2000(R) is an index of stocks 1,001 through 3,000 in the Russell 3000(R) Index as ranked by the total market capitalization. This index is segmented into growth and value categories.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)

                Maximum sales charge imposed on purchases None
                Maximum deferred sales charge............ None
                Maximum sales charge imposed on
                  reinvested dividends................... None
                Redemption fee*.......................... 2.00%
                Exchange fee............................. None
                Maximum account fee...................... None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                   Management fees..................... 0.75%
                   Rule 12b-1 fees..................... None
                   Other expenses/(1)/................. 0.56%
                                                        ----
                   Total annual Fund operating expenses 1.31%
                                                        ====



--------
* To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

/1/ "Other expenses" include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services
    Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 19 of the Prospectus) for services for the benefit of customers. Fees attributable to the Shareholder Services Plan for the year ended August 31, 2004 were 0.03% of the Fund's average net assets.




Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $133   $415    $718    $1,579
                         ----   ----    ----    ------




n/i numeric investors Growth Fund
Ticker Symbol: NISGX

Investment Goal

The Fund's investment goal is to provide long-term capital appreciation.

Primary Investment Strategies

Under normal circumstances, the Fund invests in common stock of companies with small- and mid-sized capitalizations, similar to companies represented in the Russell 2500(R) Growth Index, and higher than average forecast earnings growth rates. Numeric determines its stock selection decisions for this Fund primarily on the basis of its Growth Stock and Quality of Earnings Models. Considered, but of less importance, is the Fair Value Stock Model.

The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

.. Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

.. The net asset value of the Fund will change with changes in the market value of its portfolio positions.

.. Investments in smaller-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

.. The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

.. The Fund's securities may underperform other securities, or the equity markets as a whole when they are out of favor.

.. The Fund's use of futures may reduce returns and/or increase volatility.
  Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover--The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund's long-term performance. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

Total Returns for the Calendar Year Ended
December 31

                                    [CHART]

 1997    1998    1999    2000      2001      2002     2003
------   -----  ------  -------  --------  --------  ------
15.61%   2.22%  49.47%  (4.31)%  (14.91)%  (19.45)%  51.14%



Year-to-date total return for the nine months ended September 30, 2004: 3.39%

Best and Worst Quarterly Performance (for the periods reflected in the chart above)


                  Best Quarter:    31.08% (quarter ended
                                          December 31, 1999)
                  Worst Quarter: (25.96)% (quarter ended
                                          September 30, 1998)


Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns
For the Periods Ended December 31, 2003


                                                         Since
                                        1 Year 5 Years inception*
                                        ------ ------- ----------
               n/i numeric investors
                Growth Fund Before
                Taxes.................. 51.14%  8.18%     9.09%
               n/i numeric investors
                Growth Fund After
                Taxes on Distributions. 51.14%  5.33%     6.30%
               n/i numeric investors
                Growth Fund After
                Taxes on Distributions
                and Sale of
                Fund Shares............ 33.24%  5.40%     6.22%
               Russell 2500(R) Growth
                Index
                (reflects no deduction
                for fees, expenses or
                taxes)/1/.............. 46.32%  3.83%     4.42%


--------
* Commenced operations on June 3, 1996.
/1 /The Russell 2500(R) Growth Index is an index of stocks 501 through 3,000 in the Russell 3000(R) Index, as ranked by total market capitalization. This index is segmented into growth and value categories. The Russell 2500(R) Growth Index contains stocks from the Russell 2500(R) Index with greater-than-average growth orientation. Companies in this index generally have higher price to book and price to earnings ratios.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition, the table shows the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements.


Shareholder Fees (fees paid directly from your investment)

                     Maximum sales charge imposed on
                       purchases.................... None
                     Maximum deferred sales charge.. None
                     Maximum sales charge imposed on
                       reinvested dividends......... None
                     Redemption fee*................ 2.00%
                     Exchange fee................... None
                     Maximum account fee............ None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                Management fees/(1)/..................... 1.35%
                Rule 12b-1 fees.......................... None
                Other expenses/(2)/...................... 0.76%
                                                          ----
                Total annual Fund operating expenses/(3)/ 2.11%
                                                          ====



--------
* To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.
/1/ Effective January 1, 2001, Numeric is entitled to a performance based fee calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon the Fund's performance during the last rolling 12 month period. The figures shown reflect the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements. This maximum fee may be applicable only if the Fund outperforms the Russell 2500(R) Growth Index by 900 basis points (9%). At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of each Fund was measured to determine the management fee. See "Management--Investment Adviser" for a further discussion. Prior to January 1, 2001, Numeric was entitled to a management fee of 0.75% of the Fund's average daily net assets.

/2/ "Other expenses" include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 16 of the Prospectus) for services for the benefit of customers. Fees attributable to the Shareholder Services Plan for the year ended August 31, 2004 were 0.02% of the Fund's average net assets.




Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $214   $661   $1,134   $2,441
                         ----   ----   ------   ------




n/i numeric investors Mid Cap Fund
Ticker Symbol: NIGVX

Investment Goal

The Fund's investment goal is to provide long-term capital appreciation.

Primary Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in common stock of companies with mid-sized capitalizations which the Fund defines as the 100th to the 1,000th largest companies (excluding American Depositary Receipts) as ranked by market capitalization. The Fund will notify shareholders sixty days in advance of any change in this policy. Numeric determines its stock selection decisions for this Fund based on its Growth Stock, Fair Value Stock and Quality of Earnings Models.

The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

.. Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

.. The net asset value of the Fund will change with changes in the market value of its portfolio positions.

.. Investments in smaller-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

.. The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

.. The Fund's securities may underperform other securities, or the equity markets as a whole when they are out of favor.

.. The Fund's use of futures may reduce returns and/or increase volatility.
  Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover--The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund's long-term performance. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

Total Returns for the Calendar Year Ended
December 31

                                    [CHART]

 1997    1998    1999    2000     2001      2002     2003
------  ------  ------  ------  --------  --------  ------
33.07%  13.88%  20.70%  12.11%  (12.39)%  (13.52)%  35.94%


Year-to-date total return for the nine months ended September 30, 2004: 7.76%

Best and Worst Quarterly Performance (for the periods reflected in the chart above)


                  Best Quarter:    20.51% (quarter ended
                                          December 31, 1998)
                  Worst Quarter: (19.23)% (quarter ended
                                          September 30, 2001)


Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns
For the Periods Ended December 31, 2003


                                                         Since
                                        1 Year 5 Years inception*
                                        ------ ------- ----------
               n/i numeric investors
                Mid Cap Fund Before
                Taxes.................. 35.94%  6.86%    11.95%
               n/i numeric investors
                Mid Cap Fund After
                Taxes on Distributions. 35.83%  4.22%     8.61%
               n/i numeric investors
                Mid Cap Fund After
                Taxes on Distributions
                and Sale of
                Fund Shares............ 23.52%  4.20%     8.25%
               S&P MidCap 400(R) Index
                (reflects no deduction
                for fees, expenses or
                taxes)/1/.............. 35.59%  9.21%    13.61%
               Russell Midcap(R) Index
                (reflects no deduction
                for fees, expenses or
                taxes)/2/.............. 40.06%  7.24%    10.73%

--------
* Commenced operations on June 3, 1996.

/1/ The Standard & Poor's MidCap 400(R) Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. Stock Market. On July 26, 2004, the Board of Directors of the Company approved the Adviser's recommendation to change the Fund's benchmark from the S&P MidCap 400(R) Index to the Russell Midcap(R) Index. On November 12, 2004, the shareholders of the Fund approved the Adviser's recommendation. The Adviser elected to change the benchmark index because the Russell Midcap(R) Index more appropriately reflects the types of securities held in the portfolio and provides the best comparative performance information.

/2/ The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 28% of the total market capitalization of the Russell 1000(R) Index.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition, the table shows the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements.


Shareholder Fees (fees paid directly from your investment)

                Maximum sales charge imposed on purchases None
                Maximum deferred sales charge............ None
                Maximum sales charge imposed on
                  reinvested dividends................... None
                Redemption fee*.......................... 2.00%
                Exchange fee............................. None
                Maximum account fee...................... None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                Management fees/(1)/..................... 1.35%
                Rule 12b-1 fees.......................... None
                Other expenses/(2)/...................... 0.94%
                                                          ----
                Total annual Fund operating expenses/(3)/ 2.29%
                                                          ====



--------
* To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.
/1/ Effective January 1, 2001, Numeric is entitled to a performance based fee calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon the Fund's performance during the last rolling 12 month period. The figures shown reflect the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements. On November 12, 2004, share-
  holders of the Mid Cap Fund approved a proposal to change the Fund's benchmark from the S&P MidCap 400(R) Index to the Russell Midcap(R) Index. Effective December 1, 2004 through November 30, 2005, the performance of the Fund will be compared to the performance of the S&P MidCap 400(R) Index and the Russell Midcap(R) Index separately each month. Each month during this period, the Fund will pay the advisory fee based upon whichever performance fee calculation is lower. Effective December 1, 2005, the Fund will pay a management fee based solely on the Russell Midcap(R) Index. The maximum fee may be applicable only if the Fund outperforms either the S&P MidCap 400(R) Index or the Russell Midcap(R) Index by 900 basis points (9%). At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of each Fund was measured to determine the management fee. See "Management--Investment Adviser" for a further discussion. Prior to January 1, 2001, Numeric was entitled to a management fee of 0.75% of the Fund's average daily net assets.


/2/ "Other expenses" include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 19 of the Prospectus) for services for the benefit of customers. Fees attributable to the Shareholder Services Plan for the year ended August 31, 2004 were 0.06% of the Fund's average net assets.




Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $232   $715   $1,225   $2,626
                         ----   ----   ------   ------




ADDITIONAL INFORMATION ON FUND INVESTMENTS

Each Fund may lend its portfolio securities to financial institutions. A Fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the Fund's total assets. Lending a Fund's portfolio securities involves the risk of a delay in additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if the borrower goes bankrupt.

A Fund may borrow money for temporary or emergency (not leveraging) purposes. Each Fund will not make any additional investments while borrowings exceed 5% of its total assets.


A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MANAGEMENT

Investment Adviser




Numeric Investors LLC serves as investment adviser to the Funds. Numeric, whose principal business address is One Memorial Drive, Cambridge, Massachusetts 02142, was organized in October 1989 as a Delaware limited partnership. As of September 30, 2004, the firm, which specializes in the active management of U.S. and international equity portfolios using internally developed quantitative stock selection and portfolio risk-control techniques, had approximately $8.7 billion in assets under management for individuals, limited partnerships, mutual funds, offshore funds, pension plans and endowment accounts.


Langdon B. Wheeler, Chartered Financial Analyst, is the founder and President of Numeric. Mr. Wheeler received his MBA from Harvard University and an undergraduate degree from Yale University. All investment decisions with respect to the Funds are made by a team of Numeric's Portfolio Management Department. No one person is responsible for making recommendations to that team.


For the Funds' fiscal year ended August 31, 2004, for its advisory services to the n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund and n/i numeric investors Mid Cap Fund, Numeric received investment advisory fees of 0.75%, 0.74% and 0.18%, respectively, of each Fund's average daily net assets, after fee waivers and expense reimbursements, if any.


Numeric is entitled to a management fee of 0.75% of the n/i numeric investors Emerging Growth Fund's average daily net assets before fee waivers and expense reimbursements, if any.


Numeric is entitled to a performance based fee for the n/i numeric investors Growth Fund and n/i numeric investors Mid Cap Fund. The performance based fee is calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon each Fund's performance during the last rolling 12-month period. Each Fund's net performance would be compared with the performance of its benchmark index during that same rolling 12-month period. When a Fund's performance is between 4.00% and 4.99% better than its benchmark, it would pay Numeric the basic fee. When a Fund's performance is at least 5.00% better than its benchmark, it would pay Numeric more than the basic fee. If a Fund did not perform at least 4.00% better than its benchmark, Numeric would be paid less than the basic fee. Each 1.00% of the difference in performance between a Fund and its benchmark plus 4.00% during the performance period would result in a 0.10% adjustment to the basic fee. The benchmark index for the Growth Fund is the Russell 2500(R) Growth Index. On November 12, 2004, shareholders of the Mid Cap Fund approved a proposal to change the Fund's benchmark from the S&P MidCap 400(R) Index to the Russell Midcap(R) Index. The Adviser elected to change the benchmark index because the Russell Midcap(R) Index more appropriately reflects the types of securities held in the Fund's portfolio and provides the best comparative performance information. Effective December 1, 2004 through November 30, 2005, the performance fee will be compared to both the S&P MidCap 400(R) Index and the Russell Midcap(R) Index separately each month. Each month during this period, the Fund will pay the advisory fee based upon whichever performance fee calculation is lower. Effective December 1, 2005, the Fund will pay an advisory fee based solely on the performance fee calculation of the Russell Midcap(R) Index.


The maximum annualized performance adjustment rate would be + or - 0.50%, which would be added to or deducted from the basic fee if a Fund outperformed its benchmark index over a rolling 12-month period by 9.00% or more or if it underperformed its benchmark index over a rolling 12-month period.

The chart below shows what the management fee rate would be if the Fund exceeds its benchmark by the stated amount.

               If the Fund exceeds its benchmark the management
               by this many percentage points... fee rate is....
               --------------------------------- ---------------
                          0 to 0.99                   0.45%
                          1 to 1.99                   0.55%
                          2 to 2.99                   0.65%
                          3 to 3.99                   0.75%
                          4 to 4.99                   0.85%
                          5 to 5.99                   0.95%
                          6 to 6.99                   1.05%
                          7 to 7.99                   1.15%
                          8 to 8.99                   1.25%
                           9 or more                  1.35%

At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of each Fund was measured to determine the management fee.

Other Service Providers

The following chart shows the Funds' other service providers and includes their addresses and principal activities.[LOGO]

                                    [LOGO]

                                   SHAREHOLDERS


 DISTRIBUTION AND      PRINCIPAL DISTRIBUTOR              TRANSFER AGENT
 SHAREHOLDER          PFPC Distributors, Inc.                PFPC Inc.
 SERVICES                 760 Moore Road               301 Bellevue Parkway
                      King of Prussia, PA 19406        Wilmington, DE 19809

                  Distributes shares of the Funds.  Handles shareholder services including record-keeping and
                                                     statements, distribution of
                                                    dividends and processing of
                                                       buy and sell requests.



 ASSET                   INVESTMENT ADVISER                 CUSTODIAN
 MANAGEMENT            Numeric Investors LLC         Custodial Trust Company
                         One Memorial Drive            101 Carnegie Center
                        Cambridge, MA 02142            Princeton, NJ 05840

                        Manages each Fund's         Holds each Fund's assets,
                       investment activities.     settles all portfolio trades.



 FUND                    CO-ADMINISTRATOR
 OPERATIONS    Bear Stearns Funds Management Inc.
                      383 Madison Avenue
                      New York, NY 10179

                 Assists each of the Funds in all
                 aspects of their administration
                        and operations

                         CO-ADMINISTRATOR
                            PFPC Inc.
                      301 Bellevue Parkway
                      Wilmington, DE 19809

                Provides facilities, equipment and
               personnel to carry out administrative
                 services related to each Fund and
                  calculates each Fund's net asset
                value, dividends and distributions.


                                BOARD OF DIRECTORS
                        Supervises the Funds' activities.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV of each Fund is calculated as follows:

                              Value of Assets
                      NAV =   -Value of Liabilities
                              Number of Outstanding Shares

Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund Shares at the next NAV calculated after receipt of your order or request in proper form.

The Funds' securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. With the approval of the Company's Board of Directors, the Funds may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Funds' securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Funds' Valuation Committee following procedures adopted by the Company's Board of Directors. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Market Timing

Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Funds. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Funds will be able to identify market timers, particularly if they are investing through intermediaries.


The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. The Funds currently place certain restrictions on exchanges, purchases and redemptions. In addition, Shares purchased after September 1, 2004 and held for less than one year will be subject to the 2.00% transaction fee of the NAV of such Shares redeemed at the time of redemption. The 2.00% transaction fee for shares purchased prior to September 1, 2004 and held for less than one year may be waived under certain conditions. For further information on exchanges, purchases and redemptions, please see the sections titled "Shareholder Information--Purchase of Fund Shares, Redemption of Fund Shares and Exchange Privilege."


The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

Purchase of Fund Shares

You may purchase Shares of each Fund at the NAV per share next calculated after your order is received by PFPC Inc. ("Transfer Agent") in proper form as described below under "Initial Investment by Mail." After an initial purchase is made, the Transfer Agent will set up an account for you on the Company's records. The minimum initial investment in any Fund is $3,000 and the minimum additional investment is $100. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below.

Initial Investment By Mail. Subject to acceptance by the Company, an account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($3,000 minimum) payable to n/i numeric investors family of funds:

      n/i numeric investors family of funds
      c/o PFPC Inc.
      P.O. Box 9832
      Providence, RI 02940

      Or overnight to:

      n/i numeric investors family of funds
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406

The name of the Fund(s) to be purchased should be designated on the application and should appear on the check. Subject to acceptance by the Company, payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Company, Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). In order to use this option your investment must be at least $3,000. A wire charge of $7.50 is assessed and charged to the shareholder. A completed application should be forwarded to the Company at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification for purchase of shares must be given to the Transfer Agent at 1-800-348-5031 prior to the close of trading on the NYSE (usually 4:00 p.m. Eastern time) on the same day. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania
      From: (your name)
      ABA# 031-0000-53
      Account # 86-1108-2312
      F/B/O n/i numeric investors family of funds
      Ref. (Fund Name and Account Number)
      Shareholder or Account Name

Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to n/i numeric investors family of funds), or by wiring monies to PNC Bank as outlined above under "Initial Investment by Wire." Additional investments by wire must be at least $3,000. For each Fund, notification for purchase of shares must be given to the Transfer Agent at 1-800-348-5031 prior to the close of trading on the NYSE (usually 4:00 p.m. Eastern time), on the same day. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected.

Additional Investments Via the Internet. You may also purchase Shares of the Funds, up to $25,000 per day with no single trade over $10,000, via the Internet. In order to engage in Internet transactions you must complete and return a separate Internet account application. You can request an Internet account application by contacting Numeric at http://www.numeric.com or by calling 1-800-numeric (686-3742).

After your Internet application is received, you will receive a Welcome Letter that will provide you with further instructions.

The Company employs reasonable procedures to confirm that instructions communicated over the Internet are genuine. Such procedures include, but are not limited to, requiring a separate application for Internet access services and appropriate personal identification for each on-line session, providing written confirmations to the address of record and employing other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. Neither the Company, Numeric, PFPC Distributors, PFPC Inc., Bear Stearns Funds Management Inc. ("BSFM") nor any agent of the Company will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that they reasonably believe to be genuine or for following such security procedures. In the event that high volume on the Internet or other technical difficulties make Internet access unavailable, investors may contact the Company through the other methods described herein.

Shareholder Organizations. Shares of the Funds may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). If you purchase and redeem shares of the Funds through a Shareholder Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Company does not pay to or receive compensation from Shareholder Organizations for the sale of Shares. The Company officers are authorized to waive the minimum initial and subsequent investment requirements.

A Shareholder Organization will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. A Shareholder Organization or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Shareholder Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Shareholder Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Shareholder Organization or its authorized designee.

The Funds rely upon the integrity of the Shareholder Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that Shareholder Organizations properly submitted to it all purchase and redemption orders received from the Shareholder Organizations' customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at 1-800-348-5031 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $1,000, with minimum monthly payments of $100.

IRA Accounts. Shares of the Funds may be purchased in conjunction with IRAs, rollover IRAs, or pension, profit-sharing or other employer benefit plans. Contact the Transfer Agent for further information as to applications and annual fees. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds.

Purchases of the Funds' shares will be made in full and fractional shares of each Fund calculated to three decimal places.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


Closing of Funds. Numeric will monitor the Funds' total assets and may, subject to Board approval, close any of the Funds at any time to new investments or new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of Numeric's investment strategy. Numeric also may choose to reopen a closed fund to new investments at any time, and may subsequently close such Fund again should concerns regarding Fund size recur. Numeric reserves the right while a Fund is closed to accept new investments from any of its employees or their spouses, parents or children, or to further restrict the sale of its shares. If a Fund closes to new investments, the following may apply:



  The closed Fund would only be offered to certain existing shareholders of that Fund and certain other person, (who are generally subject to cumulative, maximum purchase amounts) as follows:


   a.persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

   b.existing and future clients of financial advisors and planners whose clients already hold shares of the closed Fund, and

   c.employees of Numeric and their spouses and children.

Other persons who are shareholders of other n/i numeric investors family of funds are not permitted to acquire shares of the closed Fund by exchange. Other purchase limitations may be implemented at the time of closing. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elected otherwise.


The Emerging Growth Fund is closed to new investments, except as described above.


Redemption of Fund Shares

You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. The NAV is calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern time). You can only redeem shares of the Funds on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone or via the Internet. There is no charge for a redemption. However, if you redeem Shares held for less than one year, a transaction fee of 2.00% of the NAV of the Shares redeemed at the time of the redemption will be charged. This additional transaction fee is paid to the affected Fund, not the adviser, distributor or transfer agent as reimbursement for transaction costs associated with redemptions. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

Redemption By Mail. Your redemption requests should be addressed to n/i numeric investors family of funds, c/o PFPC Inc., P.O. Box 9832, Providence, RI 02940 and must include:

   a.a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

   b.any required signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

   c.other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling 1-800-348-5031.


Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at 1-800-348-5031 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.


For accounts held of record by Shareholder Organizations, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

Redemption Via the Internet. You may also redeem and exchange Shares of the Funds, up to $25,000 per day with no single trade over $10,000, via the Internet. In order to engage in Internet transactions you must complete and return a separate Internet account application. You can request an Internet account application by contacting Numeric at http://www.numeric.com or by calling 1-800-numeric (686-3742).

After your Internet application is received, you will receive a Welcome Letter that will provide you with further instructions.

The Company employs reasonable procedures to confirm that instructions communicated over the Internet are genuine. Such procedures include, but are not limited to, requiring a separate application for Internet access services and appropriate personal identification for each on-line session, providing written confirmations to the address of record and employing other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. Neither the Company, Numeric, PFPC Distributors, PFPC Inc., BSFM nor any agent of the Company will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that they reasonably believe to be genuine or for following such security procedures. In the event that high volume on the Internet or other technical difficulties make Internet access unavailable, investors may contact the Company through the other methods described herein.

Automatic Withdrawal. Automatic withdrawal permits you to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly, quarterly or annual basis if you have a $10,000 minimum account balance. An application for automatic withdrawal can be obtained from the Transfer Agent. Automatic withdrawal may be ended at any time by the investor, the Company or the Transfer Agent. Purchases of additional shares concurrently with withdrawals generally are undesirable as a shareholder may incur additional expenses and such transactions may have tax consequences.

Transaction Fee on Certain Redemptions of the Funds. Effective August 12, 2002, the Funds require the payment of a transaction fee on redemptions of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, not to the adviser, distributor or transfer agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. Shares purchased after September 1, 2004 and held for less than one year will be subject to the 2.00% transaction fee of the NAV of such Shares redeemed at the time of redemption. The 2.00% transaction fee for shares purchased prior to September 1, 2004 and held for less than one year may be waived upon the following events: (a) redemptions due to death or post-purchase disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of the shareholder (this generally excludes trusts); (b) tax-free returns of excess contributions to IRAs; (c) investments through qualified tuition plans under Section 529 of the Code, redemptions due to a beneficiary's death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award); (d) minimum required distributions from an IRA or a custodial account under Code Section 403(b)(7) to a shareholder who has reached age 70-1/2 years of age; (e) if you have established a systematic withdrawal plan with us, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash;); (f) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants; and (g) distributions, redemptions or exchanges from retirement plans (including Individual Retirement Accounts). The additional transaction fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the Shareholders who engage in it. These costs include: (1) brokerage costs;
(2) market impact costs--i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in each Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 2.00% amount represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Funds. The Company reserves the right, at its discretion, to waive, modify or terminate the additional transaction fee.

Involuntary Redemption. The Company reserves the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee will not be charged when shares are involuntarily redeemed.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, redemption proceeds ordinarily will be paid within seven days after a redemption request is received by the Transfer Agent in proper form. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by a distribution in-kind of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.


Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of any Fund for Shares of any other Fund in the n/i numeric investors family of funds up to three (3) times per year (at least 30 days apart). Such exchange will be effected at the NAV of the exchanged Fund and the NAV of the Fund to be acquired next determined after the Transfer Agent's receipt of a request for an exchange. An exchange of Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to the 2.00% transaction fee. In addition, the Company reserves the right to impose a $5.00 administrative fee for each exchange. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent or, if authorized, by telephone or Internet.

If the exchanging shareholder does not currently own Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain distribution options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Company, upon 60 days' written notice to shareholders.

If an exchange is to a new n/i numeric investors Fund, the dollar value of Shares acquired should equal or exceed the Company's minimum for a new account; if to an existing account, the dollar value should equal or exceed the Company's minimum for subsequent investments. If an amount remains in the n/i numeric investors Fund from which the exchange is being made that is below the minimum account value required, the account may be subject to involuntary redemption.

The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to three (3) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period.

Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other n/i numeric investors Funds) that the investment adviser reasonably deems to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Distributions are reinvested in additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Funds expect to declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

Taxes

Federal Taxes. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. The amount of a Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) are not currently taxable.

The Fund may be required to withhold federal income tax from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

FINANCIAL HIGHLIGHTS


The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Investment Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions, if any. This information has been derived from each Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with each Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Funds' annual report, which is available upon request (see back cover for ordering instructions).



                                                                     Emerging Growth Fund
                                                 -----------------------------------------------------------
                                                             For the Fiscal Years Ended August 31,
                                                 -----------------------------------------------------------
                                                      2004           2003        2002       2001       2000
                                                 --------       --------       -------   --------   --------
Per Share Operating Performance
Net asset value, beginning of year.............. $  15.81       $  11.81       $ 12.73   $  20.99   $  18.03
                                                 --------       --------       -------   --------   --------
Net investment loss.............................    (0.11)/(1)/    (0.07)/(1)/   (0.10)     (0.07)     (0.10)
Net realized and unrealized gain/(loss) on
  investments/(2)/..............................     2.12           4.07         (0.82)     (3.58)      7.39
                                                 --------       --------       -------   --------   --------
Net increase/(decrease) in net assets resulting
  from operations...............................     2.01           4.00         (0.92)     (3.65)      7.29
                                                 --------       --------       -------   --------   --------
Distributions to shareholders from:
 Net realized capital gains.....................    (0.34)            --            --      (4.61)     (4.33)
                                                 --------       --------       -------   --------   --------
Redemption fees/(3)/............................       --             --            --         --         --
                                                 --------       --------       -------   --------   --------
Net asset value, end of year.................... $  17.48       $  15.81       $ 11.81   $  12.73   $  20.99
                                                 ========       ========       =======   ========   ========
Total investment return/(4)/....................    12.71%         33.87%        (7.23)%   (20.16)%    54.42%
                                                 ========       ========       =======   ========   ========
Ratios/Supplemental Data
Net assets, end of year (000's omitted)......... $133,531       $130,286       $96,865   $139,927   $134,533
Ratio of expenses to average net assets/(5)/....     1.15%          1.20%         1.12%      1.07%      1.00%
Ratio of expenses to average net assets, without
  waivers and expense reimbursements, if any....     1.31%          1.36%         1.26%      1.25%      1.28%
Ratio of net investment loss to average net
  assets/(5)/...................................    (0.58)%        (0.55)%       (0.75)%    (0.67)%    (0.55)%
Portfolio turnover rate.........................   269.90 %       227.46 %      216.40 %   280.00 %   297.08 %

--------
(1)Calculated based on average shares outstanding for the year.
(2)The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective years.
(3)Amount is less than $0.01 per share.
(4)Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(5)Reflects waivers and expense reimbursements, if any.

                                                                               Growth Fund
                                                        -------------------------------------------------------
                                                                  For the Fiscal Years Ended August 31,
                                                        -------------------------------------------------------
                                                            2004          2003        2002      2001      2000
                                                        -------       -------       -------   -------   -------
Per Share Operating Performance
Net asset value, beginning of year..................... $ 11.53       $  9.07       $ 10.48   $ 23.69   $ 14.89
                                                        -------       -------       -------   -------   -------
Net investment loss....................................   (0.09)/(1)/   (0.08)/(1)/   (0.10)    (0.10)    (0.12)
Net realized and unrealized gain/(loss) on
  investments/(2)/.....................................    1.55          2.54         (1.31)    (6.59)     9.29
                                                        -------       -------       -------   -------   -------
Net increase/(decrease) in net assets resulting from
  operations...........................................    1.46          2.46         (1.41)    (6.69)     9.17
                                                        -------       -------       -------   -------   -------
Distributions to shareholders from:
 Net realized capital gains............................      --            --            --     (6.52)    (0.37)
                                                        -------       -------       -------   -------   -------
Redemption fees/(3)/...................................      --            --            --        --        --
                                                        -------       -------       -------   -------   -------
Net asset value, end of year........................... $ 12.99       $ 11.53       $  9.07   $ 10.48   $ 23.69
                                                        =======       =======       =======   =======   =======
Total investment return/(4)/...........................   12.66%        27.12%       (13.45)%  (36.45)%   63.11%
                                                        =======       =======       =======   =======   =======
Ratios/Supplemental Data
Net assets, end of year (000's omitted)................ $36,076       $33,809       $34,034   $39,930   $79,520
Ratio of expenses to average net assets/(5)/...........    1.36%         1.49%         1.35%     1.08%     1.00%
Ratio of expenses to average net assets, without
  waivers and expense reimbursements, if any...........    1.59%         1.79%         1.54%     1.36%     1.32%
Ratio of net investment loss to average net assets/(5)/   (0.65)%       (0.81)%       (0.96)%   (0.70)%   (0.59)%
Portfolio turnover rate................................  291.02 %      237.59%       241.28 %  271.29 %  228.69 %

--------
(1)Calculated based on average shares outstanding for the year.
(2)The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective years.
(3)Amount is less than $0.01 per share.
(4)Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(5)Reflects waivers and expense reimbursements, if any.

                                                                       Mid Cap Fund
                                                      ---------------------------------------------
                                                          For the Fiscal Years Ended August 31,
                                                      ---------------------------------------------
                                                        2004     2003     2002      2001      2000
                                                      -------  -------  -------   -------   -------
Per Share Operating Performance
Net asset value, beginning of year................... $ 13.88  $ 11.98  $ 13.16   $ 19.22   $ 16.89
                                                      -------  -------  -------   -------   -------
Net investment income................................    0.07     0.08     0.08      0.06      0.08
Net realized and unrealized gain/(loss) on
  investments and futures transactions, if any/(1)/..    1.96     1.90    (1.22)    (2.98)     4.25
                                                      -------  -------  -------   -------   -------
Net increase/(decrease) in net assets resulting from
  operations.........................................    2.03     1.98    (1.14)    (2.92)     4.33
                                                      -------  -------  -------   -------   -------
Dividends and distributions to shareholders from:
 Net investment income...............................   (0.09)   (0.08)   (0.06)    (0.08)    (0.03)
 Net realized capital gains..........................      --       --       --     (3.06)    (1.97)
                                                      -------  -------  -------   -------   -------
   Total dividends and distributions to shareholders.   (0.09)   (0.08)   (0.06)    (3.14)    (2.00)
                                                      -------  -------  -------   -------   -------
Redemption Fees......................................      --*      --*    0.02        --*       --*
                                                      -------  -------  -------   -------   -------
Net asset value, end of period....................... $ 15.82  $ 13.88  $ 11.98   $ 13.16   $ 19.22
                                                      =======  =======  =======   =======   =======
Total investment return/(2)/.........................   14.64%   16.70%   (8.48)%  (17.42)%   29.61%
                                                      =======  =======  =======   =======   =======
Ratios/Supplemental Data
Net assets, end of year (000's omitted).............. $30,822  $26,112  $25,109   $31,198   $44,430
Ratio of expenses to average net assets/(3)/.........    0.97%    1.00%    0.85%     0.91%     1.00%
Ratio of expenses to average net assets, without
  waivers and expense reimbursements, if any.........    1.35%    1.52%    1.27%     1.39%     1.61%
Ratio of net investment income to average net
  assets/(3)/........................................    0.47%    0.66%    0.59%     0.39%     0.40%
Portfolio turnover rate..............................  292.78%  227.20%  270.77%   318.28%   378.17%

--------
 * Amount is less than $0.01 per share.
(1)The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective periods.
(2)Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(3)Reflects waivers and expense reimbursements, if any.

                     n/i numeric investors family of funds

                           1-800-numeric (686-3742)
                            http://www.numeric.com

For More Information:

   This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Funds and the n/i numeric investors family of funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

   These reports contain additional information about each of the Funds' investments, describe the Funds' performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes each Fund's strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of Additional Information


   An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the Funds and the n/i numeric investors family of funds, may be obtained free of charge, along with the Funds' annual and semi-annual reports, by calling (800) 348-5031. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.


Shareholder Inquiries

   Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (800) 348-5031 or visit Numeric's website at http://www.numeric.com.

Written Correspondence

Post Office Address: n/i numeric investors family of funds
                     c/o PFPC Inc., PO Box 9832,
                     Providence, RI 02940

Street Address:      n/i numeric investors family of funds
                     c/o PFPC Inc., 760 Moore Road
                     King of Prussia, PA 19406

Securities and Exchange Commission

   You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                   INVESTMENT COMPANY ACT FILE NO. 811-05518
                              n/i numeric investors
                                 family of funds

                   n/i numeric investors Emerging Growth Fund

                        n/i numeric investors Growth Fund

                       n/i numeric investors Mid Cap Fund

                  (Investment Portfolios of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2004

     This Statement of Additional Information ("SAI") provides information about the n/i numeric investors Emerging Growth Fund (the "Emerging Growth Fund"), the n/i numeric investors Growth Fund (the "Growth Fund") and the n/i numeric investors Mid Cap Fund (the "Mid Cap Fund") (each a "Fund," collectively, the "Funds") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information contained in the Prospectus for the Funds dated December 31, 2004 (the "Prospectus"). The Company's n/i numeric investors family also includes another fund, which is offered in a separate prospectus and Statement of Additional Information.


     This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Funds' Annual Report dated August 31, 2004. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. Copies of the Prospectus and Annual Report may be obtained from Numeric Investors LLC, formerly Numeric Investors L.P.(R) ("Numeric" or "Adviser"), the investment adviser, by calling toll-free (800) NUMERIC 686-3742.

                                TABLE OF CONTENTS


GENERAL INFORMATION ......................................................     2

INVESTMENT INSTRUMENTS AND POLICIES ......................................     2

INVESTMENT LIMITATIONS ...................................................    15

DISCLOSURE OF PORTFOLIO HOLDINGS .........................................    17

MANAGEMENT OF THE COMPANY ................................................    18

CODE OF ETHICS ...........................................................    24

PROXY VOTING POLICIES ....................................................    24

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................    25

INVESTMENT ADVISORY AND OTHER SERVICES ...................................    32

FUND TRANSACTIONS ........................................................    40

PURCHASE AND REDEMPTION INFORMATION ......................................    42

TELEPHONE TRANSACTION PROCEDURES .........................................    43

VALUATION OF SHARES ......................................................    43

TAXES ....................................................................    45

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES .........................    46

MISCELLANEOUS ............................................................    49

FINANCIAL STATEMENTS .....................................................    49

APPENDIX A ...............................................................   A-1

APPENDIX B ...............................................................   B-1

                              GENERAL INFORMATION

     The Company is an open-end management investment company currently operating or proposing to operate sixteen separate investment companies, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares representing interests in the diversified Funds offered by the Prospectus dated December 31, 2004.

                      INVESTMENT INSTRUMENTS AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.


     n/i numeric investors Emerging Growth Fund. The Emerging Growth Fund's investment goal is to provide long-term capital appreciation. Under normal circumstances, the Fund invests in common stock of companies with micro- and small-sized capitalizations, similar to companies represented in the Russell 2000(R) Growth Index, and higher than average forecast earnings growth rates.

     n/i numeric investors Growth Fund. The Growth Fund's investment goal is to provide long-term capital appreciation. Under normal circumstances, the Fund invests in common stock of companies with small- and mid-sized capitalizations, similar to companies represented in the Russell 2500(R) Growth Index, and higher than average forecast earnings growth rates.


     n/i numeric investors Mid Cap Fund. The Mid Cap Fund's investment goal is to provide long term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in common stock of companies with mid-sized capitalizations which the Fund defines as the 100th to the 1,000 th largest companies (excluding American Depositary Receipts) as ranked by market capitalization. The Fund will notify shareholders sixty days in advance of any change in this policy.

     The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Funds' Prospectus and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds' investment policies and limitations.

Borrowing Money

     The Funds are permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate their respective assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, the Funds currently intend to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of their respective total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value ("NAV") of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. No Fund will make any additional investments while borrowings exceed 5% of its total assets.

Convertible Securities

     The Funds may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, a Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

Debt Securities

     The Funds may invest in debt securities rated no less than investment grade by either Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Bonds in the lowest investment grade debt category (e.g., bonds rated BBB by S&P or Baa by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Funds will not retain a bond that was rated as investment grade at the time of purchase but whose rating is subsequently downgraded below investment grade. The value of debt securities held by a Fund will tend to vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time a debt security was purchased, the debt security, if sold, might be sold at a price greater than its cost.

Depositary Receipts

     The Funds' assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs and EDRs are receipts typically issued by a United States or European bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate international trading. The Funds may invest in ADRs, EDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Equity Markets

     The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. In addition, the Funds can and will typically invest in stocks that are riskier and more volatile than the average stock. As a result, investing in these Funds involves risk of substantial loss of capital.

Futures

     Futures Contracts. To enter into a futures contract, the Funds must make a deposit of an initial margin with their custodian in a segregated account in the name of the futures broker or directly with the futures broker itself. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

     The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

     If a Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

     A Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase bonds but had not yet done so, it could purchase a futures contract in order to lock in current bond prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, a Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time that Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies a Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Funds would hold cash and liquid debt securities in a segregated account with a value sufficient to cover their open futures obligations, the segregated assets would be available to the Funds immediately upon closing out the futures position, while settlement of securities transactions can take several days.

     The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the loss in the securities that the Fund has hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit of the Fund.

     Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, that Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The investment adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which a Fund does business.

     Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to a Fund will not match that Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Funds may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

     Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions could also be impaired. The ultimate result of these factors may be a loss of dollars.

Futures and Options

     The Funds may write covered call options, buy put options, buy call options and write put options, without limitation except as noted below. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation. The Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes, including conversion of cash to equity.

     The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of a Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Funds is subject to Numeric's ability to predict correctly movements in the direction of the market. For example, if a Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

Illiquid Securities

     A Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty-satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Funds may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Fund's adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Adviser will monitor the liquidity of restricted securities in the Funds under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Company Securities


     The Funds may invest in securities issued by other investment companies. Under the 1940 Act, the Funds' investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of a Fund's total assets with respect to any one investment company and (iii) 10% of a Fund's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. The Funds presently intend to invest in other investment companies only as investment vehicles for short-term cash. The Funds will only invest in securities of other investment companies which are purchased on the open market with no commission or profit to a sponsor or dealer, other than the customary brokers commission, or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

Lending of Fund Securities

     The Funds may lend their portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, which Numeric deems to be of good standing and only when, in Numeric's judgment, the income to be earned from the loans justifies the attendant risks. A Fund may not make loans in excess of 33 1/3% of the value of its total assets.

Market Fluctuation

     Because the investment alternatives available to each Fund may be limited by the specific objectives of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single fund should not be considered a complete investment program.

Micro Cap and Small Cap Stocks

     Securities of companies with micro and small capitalizations tend to be riskier than securities of companies with medium or large capitalizations. This is because micro and small cap companies typically have smaller product lines and less access to liquidity than mid cap or large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro and small cap companies tend to be less certain than mid or large cap companies, and the dividends paid on micro and small cap stocks are frequently negligible. Moreover, micro and small cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro and small cap companies tend to be more volatile than those of mid and large cap companies. The market for micro cap securities may be thinly traded and, as a result, greater fluctuations in the price of micro cap securities may occur.

Portfolio Turnover

     The Funds may be subject to a greater degree of turnover and thus a higher incidence of short-term capital gains taxable as ordinary income than might be expected from portfolios which invest substantially all of their assets on a long-term basis, and correspondingly larger brokerage charges and other transaction costs can be expected to be borne by the Funds. Investment strategies, which require periodic changes to portfolio holdings with the expectation of outperforming equity indices, are called "active" strategies. These compare with "passive" or "index" strategies, which hold only the stocks in the equity indices. Passive strategies trade infrequently -- only as the indices change. Most equity mutual funds, including the Funds, pursue active strategies, which have higher turnover than passive strategies.

     High portfolio turnover (100% or more) can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways: First, short term capital gains, which are a by-product of high turnover investment strategies, are currently taxed at rates comparable to ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Second, the frequent realization of gains, which causes taxes to be paid frequently, is less advantageous than infrequent realization of gains. Infrequent realization of gains allows the payment of taxes to be deferred to later years, allowing more of the gains to compound before taxes are paid. Consequently after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, all else being equal.

     Although tax considerations should not typically drive an investment decision, investors should consider their ability to allocate tax-deferred (such as Individual Retirement Account and 401(k) plans) versus taxable assets when considering where to invest. For further information, see the "Taxes" section.

     The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

Put and Call Options

     Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by Numeric. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Funds bear the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Funds will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

     Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give a Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, a Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.

     A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If a Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require a Fund to make futures margin payments unless it exercises the option. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     Put options may be used by a Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum a Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for a Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

     Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, a Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     The Funds will purchase call options only in connection with "closing purchase transactions." A Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by a Fund. If a Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

     Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     A Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. As with other futures and options strategies used as alternatives for purchasing securities, a Fund's return from writing put options generally will involve a smaller amount of interest income than purchasing longer-term securities directly, because a Fund's cash will be invested in shorter-term securities which usually offer lower yields.

     Writing Call Options. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, because a Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

     Combined Option Positions. A Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Risks of Options Transactions. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

     Asset Coverage for Futures and Options Positions. A Fund will not use leverage in its options and futures strategies. A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. A Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, a Fund may be required to sell assets it would not otherwise liquidate.

     Limitations on Futures and Options Transactions. The Company, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Funds will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Funds have purchased would exceed 5% of a Fund's net assets after taking into account unrealized profits and losses on such contracts, except as may be otherwise permitted under applicable regulations.

     The Funds' limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this SAI, are not fundamental policies and may be changed as regulatory agencies permit. The Funds will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or SAI that has been distributed or made available to the Funds' shareholders.

Repurchase Agreements

     The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds may enter into repurchase agreements will be banks and broker/dealers which Numeric considers creditworthy pursuant to criteria approved by the Board of Directors. Numeric will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to a Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. Numeric will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     The repurchase price under repurchase agreements generally equals the price paid by the Fund involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian in the Federal
Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund involved under the 1940 Act.

Reverse Repurchase Agreements

     Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities.

Rights Offerings and Purchase Warrants

     Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Section 4(2) Paper

     "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" and Appendix "A" for a list of commercial paper ratings.

Short-Term Debt Obligations

     The Funds may purchase money market instruments to the extent consistent with their investment objectives and policies. Such instruments include U.S. government obligations, repurchase agreements, certificates of deposit, bankers acceptances and commercial paper.

Temporary Investments

     The short-term and medium-term debt securities in which the Funds may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations

     The Funds may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are U.S. government obligations that are backed by the full faith and credit of the U.S. government are subject to interest rate risk.

     Each Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank.

When-Issued Securities and Forward Commitments

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. A Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

                                      * * *

     The Company's Board of Directors may change the Funds' investment objectives and policies described above without shareholder approval. Shareholders will be provided 30 days' prior written notice of any change in a Fund's investment objectives. There is no assurance that the investment objective of the Funds will be achieved.

                             INVESTMENT LIMITATIONS

     The Funds have adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Funds' outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or fund.

     The Funds may not:

     1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund's assets may be invested without regard to such limitation.

     2. Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of their respective assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

     3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of a Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. government obligations.

     4. Make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of a Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.

     5. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     6. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under federal securities laws.

     7. Purchase or sell real estate or real estate limited partnership interests, provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

     8. Purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     9. Invest in oil, gas or mineral-related exploration or development programs or leases.

     10. Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

     11. Make investments for the purpose of exercising control or management, but each Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

     12. Issue any senior security, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 2 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

* * *

     If a percentage restriction under one of the Funds' investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by a Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of the Funds' portfolio securities. The policies relating to the disclosure of the Funds' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Funds' operation without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure, the Company does not provide or permit others to provide information about the Funds' portfolio holdings on a selective basis.

     The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

     The Company may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available to its third-party service providers of the Company, including the custodian, pricing services, and administrators, who require access to the information in order for the provider to fulfill their contractual duties relating to the Fund. The Company does not expect to disclose information about a Fund's portfolio holdings that is not publicly available to individual or institutional investors or to intermediaries that distribute the Fund's shares.

     In addition to the policy stated above, the Company may disclose portfolio holdings at other times to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the
Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Fund.

     Any deviations to the policy set forth above as well as any corrective action undertaken to address such deviations must be reported by the Adviser, director, officer or third party service provider to the Board of Directors of the Company at the quarterly board meeting following the deviation.

MANAGEMENT OF THE COMPANY

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of
                                                                                                          Portfolios
                                                 Term of                                                   in Fund         Other
                               Position(s)      Office and                                                 Complex     Directorships
 Name, Address, and Date of     Held with       Length of              Principal Occupation(s)           Overseen by      Held by
            Birth                  Fund       Time Served/1/             During Past 5 Years              Director *      Director
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                Director    1988 to present   Since 1969, Director and Vice Chairman,        14         Director,
Comcast Corporation                                            Comcast Corporation (cable television                      Comcast
1500 Market Street,                                            and communications); Director, NDS                       Corporation
35th Floor                                                     Group PLC (provider of systems and
Philadelphia, PA 19102                                         applications for digital pay TV).
DOB: 7/16/33
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                 Director    1988 to present   Since 2000, Vice President, Fox Chase          14            None
Fox Chase Cancer Center                                        Cancer Center (biomedical research and
333 Cottman Avenue                                             medical care); prior to 2000, Executive
Philadelphia, PA 19111                                         Vice President, Fox Chase Cancer
DOB: 12/06/35                                                  Center.
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman               Director    1991 to present   Since December 2000, Director, Gabelli         14            None
106 Pierrepont Street                                          Partners, L.P. (an investment
Brooklyn, NY 11201                                             partnership); Chief Operating Officer
DOB: 5/21/48                                                   and member of the Board of Directors of
                                                               Outercurve Technologies (wireless
                                                               enabling services) until April 2001;
                                                               Chief Operating Officer and member of
                                                               the Executive Operating Committee of
                                                               Warburg Pincus Asset Management, Inc.;
                                                               Executive Officer and Director of
                                                               Credit Suisse Asset Management
                                                               Securities, Inc. (formerly Counsellors
                                                               Securities, Inc.) and Director/Trustee
                                                               of various investment companies advised
                                                               by Warburg Pincus Asset Management,
                                                               Inc. until September 15, 1999; Prior to
                                                               1997, Managing Director of Warburg
                                                               Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg              Director    1991 to present   Since 1974, Chairman, Director and             14         Director,
Moyco Technologies, Inc.                                       President, Moyco Technologies, Inc.                         Moyco
200 Commerce Drive                                             (manufacturer of precision coated and                   Technologies,
Montgomeryville, PA 18936                                      industrial abrasives). Since 1999,                           Inc.
DOB: 3/24/34                                                   Director, Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS/2/
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                 Director    1991 to present   Since July 2002, Senior Vice President         14            None
Oppenheimer & Company, Inc.                                    and prior thereto, Executive Vice
200 Park Avenue                                                President of Oppenheimer & Co., Inc.,
New York, NY 10166                                             formerly Fahnestock & Co., Inc. (a
DOB: 4/16/38                                                   registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall               Director    2002 to present   Director of PFPC Inc. from January 1987        14            None
400 Bellevue Parkway                                           to April 2002, Chairman and Chief
Wilmington, DE 19809                                           Executive Officer of PFPC Inc. until
DOB: 9/25/38                                                   April 2002, Executive Vice President of
                                                               PNC Bank, National Association from
                                                               October 1981 to April 2002, Director of
                                                               PFPC International Ltd. (financial
                                                               services) from August 1993 to April
                                                               2002, Director of PFPC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of
                                                                                                          Portfolios
                                                 Term of                                                   in Fund         Other
                               Position(s)      Office and                                                 Complex     Directorships
 Name, Address, and Date of     Held with       Length of              Principal Occupation(s)           Overseen by      Held by
            Birth                  Fund       Time Served/1/             During Past 5 Years              Director *      Director
------------------------------------------------------------------------------------------------------------------------------------
                                                               International (Cayman) Ltd. (financial
                                                               services) from September 1996 to April
                                                               2002; Governor of the Investment
                                                               Company Institute (investment company
                                                               industry trade organization) from July
                                                               1996 to January 2002; Director of PNC
                                                               Asset Management, Inc. (investment
                                                               advisory) from September 1994 to March
                                                               1998; Director of PNC National Bank
                                                               from October 1995 to November 1997;
                                                               Director of Haydon Bolts, Inc. (bolt
                                                               manufacturer) and Parkway Real Estate
                                                               Company (subsidiary of Haydon Bolts,
                                                               Inc.) since 1984.
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                 President        1991 to       Certified Public Accountant; Vice             N/A            N/A
400 Bellevue Parkway               and         present and     Chairman of the Board, Fox Chase Cancer
4th Floor                       Treasurer    1988 to present   Center; Trustee Emeritus, Pennsylvania
Wilmington, DE 19809                                           School for the Deaf; Trustee Emeritus,
DOB: 6/29/24                                                   Immaculata University; President or
                                                               Vice President and Treasurer of various
                                                               investment companies advised by
                                                               subsidiaries of PNC Bank Corp. from
                                                               1981 to 1997; Managing General Partner,
                                                               President since 2002, Treasurer since
                                                               1981 and Chief Compliance Officer since
                                                               September 2004 of Chestnut Street
                                                               Exchange Fund; Director of the Bradford
                                                               Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                    Secretary        2003 to       Since 2000, Vice President and Counsel,       N/A            N/A
301 Bellevue Parkway                             present       PFPC Inc. (financial services company);
2nd Floor                                                      Associate, Stradley, Ronon, Stevens &
Wilmington, DE 19809                                           Young, LLC (law firm) from 1996 to
DOB: 1/27/68                                                   2000.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA      Chief         Since 2004     Senior Legal Counsel, PFPC Inc. from          N/A            N/A
Vigilant Compliance             Compliance                     2002 to 2004; Chief Legal Counsel,
186 Dundee Drive, Suite 700      Officer                       Corviant Corporation (Investment
Williamstown, NJ 08094                                         Adviser, Broker-Dealer and Service
DOB: 12/25/62                                                  Provider to Investment Advisers and
                                                               Separate Accountant Providers) from
                                                               2001 to 2002; Partner, Pepper Hamilton
                                                               LLP (law firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------


* Each director overseas fourteen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this report.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

The Board and Standing Committees

     Board. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act and the remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

     Audit Committee. The Board has an Audit Committee comprised only of Independent Directors, including Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2004.

     Executive Committee. The Board has an Executive Committee comprised only of Independent Directors, including Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

     Nominating Committee. The Board has a Nominating Committee comprised only of Independent Directors, including Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.

Director Ownership of Shares of the Company

     The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2003.

                                                                Aggregate Dollar Range of
                                                                 Equity Securities in All
                                                             Registered Investment Companies
                                 Dollar Range of             Overseen by Director within the
  Name of Director       Equity Securities in each Fund       Family of Investment Companies
--------------------------------------------------------------------------------------------
                                   DISINTERESTED DIRECTORS
--------------------------------------------------------------------------------------------
Julian A. Brodsky                     None                                 None

Francis J. McKay      $10,001-$50,000 Emerging Growth Fund            Over $100,000
                           $10,001-$50,000 Growth Fund
                          $10,001-$50,000 Mid Cap Fund

Arnold M. Reichman                    None                                 None

Marvin E. Sternberg                   None                                 None

--------------------------------------------------------------------------------------------
                                    INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------
J. Richard Carnall                    None                                 None

Robert Sablowsky      $10,001-$50,000 Emerging Growth Fund            Over $100,000
                           $10,001-$50,000 Growth Fund
                          $10,001-$50,000 Mid Cap Fund


     Directors' Compensation


               During the past fiscal year ending August 31, 2004, the Company paid each Director at the rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended August 31, 2004. Effective September 1, 2004, each Director will receive $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

                                                         Pension or                          Total Compensation
                                    Aggregate       Retirement Benefits   Estimated Annual   From Fund and Fund
                                Compensation from    Accrued as Part of     Benefits Upon      Complex Paid to
Name of Director                    Registrant         Fund Expenses         Retirement           Directors
---------------------------------------------------------------------------------------------------------------
Independent Directors:

Julian A. Brodsky, Director          $23,750                N/A                  N/A              $23,750

Francis J. McKay, Director           $25,000                N/A                  N/A              $25,000

Arnold M. Reichman, Director         $23,750                N/A                  N/A              $23,750

Marvin E. Sternberg, Director        $25,000                N/A                  N/A              $25,000

---------------------------------------------------------------------------------------------------------------
Interested Directors:

J. Richard Carnall, Director
and Chairman                         $29,750                N/A                  N/A              $29,750

Robert Sablowsky, Director           $23,750                N/A                  N/A              $23,750


     As of December 31, 2003, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

     On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

     The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                             PROXY VOTING POLICIES

     The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Funds' Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Funds. The Adviser will consider factors affecting the value of the Fund's investment and the rights of shareholders in its determination on voting portfolio securities.

     The Adviser employs a third party service provider in the voting of proxies. The third party service provider analyzes the proxies and makes recommendations to the Adviser as to how to vote such proxies. The Adviser then may accept or reject the third party service provider's recommendations. The Adviser relies upon the proxy voting procedures of the third party service provider with respect to voting proxies relating to portfolio securities held by the Funds. A copy of these Proxy Voting Guidelines is included with this SAI. Please see Appendix B to this SAI for further information.


     Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by visiting the Adviser's website at www.numeric.com and by visiting the SEC website at http://www.sec.gov.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 30, 2004, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Company indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.


------------------------------------------------------------------------------------------------
         FUND NAME                                                                 PERCENTAGE OF
          (Class)                         SHAREHOLDER NAME AND ADDRESS              SHARES OWNED
------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO         Saxon and Co.                                           96.96%
(Sansom Street Class)          c/o PNC Bank, N.A.
                               8800 Tinicum Blvd.
                               Philadelphia, PA 19153

------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO         Sharebuilder Securities Corporation for the Sole           92%
(Bedford Class)                Benefit of Customers
                               1000-124th Avenue NE
                               Bellevue, WA 98005

------------------------------------------------------------------------------------------------
                               Bear Stearns & Co.                                          8%
                               Omnibus Accounts
                               P.O. Box 8950
                               Wilmington, DE 19809

------------------------------------------------------------------------------------------------
N/I NUMERIC INVESTORS          Public Inst. For Social Security                        20.46%
EMERGING GROWTH FUND           1001 19th St., N.
                               16th Flr.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         FUND NAME                                                                 PERCENTAGE OF
          (Class)                         SHAREHOLDER NAME AND ADDRESS              SHARES OWNED
------------------------------------------------------------------------------------------------
                               Arlington, VA 22209-1722

------------------------------------------------------------------------------------------------
                               McKinsey Master Retirement Trust                        14.78%
                               c/o McKinsey & Company Inc.
                               55 East 52nd Street
                               29th Floor
                               New York, NY 10055

------------------------------------------------------------------------------------------------
                               Charles Schwab & Co., Inc                               13.04%
                               Special Custody Account for the Exclusive Benefit
                               of Customers
                               Attn: Mutual Funds A/C 3143-0251
                               101 Montgomery St.
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------
                               Janis Claflin, Bruce Fetzer and                          7.87%
                               Winston Franklin
                               Robert Lehman Trust
                               The John E. Fetzer Institute, Inc.
                               Attn: Christina Adams
                               9292 West KL Ave.
                               Kalamazoo, MI 49009-5316

------------------------------------------------------------------------------------------------
                               National Investor Services FBO                           5.79%
                               55 Water St.
                               Floor 32
                               New York, NY 10041-3299

------------------------------------------------------------------------------------------------
N/I NUMERIC INVESTORS          Citibank North America Inc.                             38.70%
GROWTH FUND                    Sargent & Lundy Retirement Trust
                               Mutual Fund Unit
                               Bld. B Floor 1 Zone 7
                               3800 Citibank Center
                               Tampa, FL 33610-9122

------------------------------------------------------------------------------------------------
                               Charles Schwab & Co., Inc                               17.28%
                               Special Custody Account for the Exclusive Benefit
                               of Customers
                               Attn: Mutual Funds
                               101 Montgomery St.
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         FUND NAME                                                                 PERCENTAGE OF
          (Class)                         SHAREHOLDER NAME AND ADDRESS              SHARES OWNED
------------------------------------------------------------------------------------------------
N/I NUMERIC INVESTORS MID      Charles Schwab & Co., Inc.                              21.49%
CAP FUND                       Special Custody Account for the Exclusive Benefit
                               of Customers
                               Attn: Mutual Funds
                               101 Montgomery St.
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------
N/I NUMERIC INVESTORS SMALL    Charles Schwab & Co., Inc                               47.48%
CAP VALUE FUND                 Special Custody Account for the Exclusive Benefit
                               of Customers
                               Attn: Mutual Funds
                               101 Montgomery St.
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------
                               National Investor Services FBO                           5.74%
                               For Exclusive Benefit of our Customers
                               55 Water St., Fl. 32
                               New York, NY 10041

------------------------------------------------------------------------------------------------
                               McKinsey Master Retirement Trust                         5.01%
                               c/o McKinsey & Company Inc.
                               55 East 52nd Street
                               29th Floor
                               New York, NY 10055

------------------------------------------------------------------------------------------------
BOSTON PARTNERS LARGE CAP      Charles Schwab & Co., Inc.                              46.00%
VALUE FUND                     Special Custody Account
(Institutional Class)          for Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery St.
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------
                               Northern Trust Company                                  25.17%
                               FBO AEFC Pension Trust
                               A/C 22-53582
                               P. O. Box 92956
                               Chicago, IL 60675-2956

------------------------------------------------------------------------------------------------
                               Northern Trust Co. trustee                               5.65%
                               FBO Rabbi Trust for Ladd Furniture, Inc.
                               Executive Retirement Plan 22-08297
                               PO Box 92956
                               Chicago, IL 60675

------------------------------------------------------------------------------------------------
                               City of Manchester NH                                    5.46%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         FUND NAME                                                                 PERCENTAGE OF
          (Class)                         SHAREHOLDER NAME AND ADDRESS              SHARES OWNED
------------------------------------------------------------------------------------------------
                               Cemetery Trust
                               1000 Elm Street
                               Manchester, NH 03101-1730

------------------------------------------------------------------------------------------------
BOSTON PARTNERS LARGE CAP      Charles Schwab & Co., Inc.                              64.65%
VALUE FUND                     Special Custody Account
(Investor Class)               for Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery St.
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------
                               National Financial Services Corp                        25.42%
                               For the Exclusive Benefit of our Customers
                               Attn: Mutual Funds, 5th Fl.
                               200 Liberty St., 1 World Financial Ctr.
                               New York, NY 10281-1003

------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID CAP        USB                                                     56.06%
VALUE FUND                     Sisters of Order of St. Bene
(Institutional Class)          P.O. Box 1787
                               Milwaukee, WI 53201-1787

------------------------------------------------------------------------------------------------
                               American Express Trust Co.                              36.54%
                               FBO American Express
                               Retirement Serv Plans
                               Attn: Pat Brown
                               50534 AXP Financial Ctr.
                               Minneapolis, MN 55474-0505

------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID CAP        Charles Schwab & Co., Inc.                              35.37%
VALUE FUND                     Special Custody Account
(Investor Class)               for Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery St.
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------
                               National Financial                                      23.84%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         FUND NAME                                                                 PERCENTAGE OF
          (Class)                         SHAREHOLDER NAME AND ADDRESS              SHARES OWNED
------------------------------------------------------------------------------------------------
                               Svcs. Corp.
                               for Exclusive Benefit of Our Customers
                               Attn: Mutual Funds, 5th Floor
                               200 Liberty St.
                               New York, NY 10281-1003

------------------------------------------------------------------------------------------------
BOSTON PARTNERS                Lauer & Co.                                              9.86%
SMALL CAP VALUE FUND II        c/o Glenmede Trust Company
(Institutional Class)          Attn: Marie Knuttel
                               P.O. Box 58997
                               Philadelphia, PA 19102-8997

------------------------------------------------------------------------------------------------
                               American Express Trust Company                           6.51%
                               FBO American Express Retirement Service Plans
                               50534 AXP Financial Center
                               Minneapolis, MN 55474-0505

------------------------------------------------------------------------------------------------
                               Austin College                                           6.51%
                               900 N. Grand Suite 6F
                               Sherman, TX 75090-4440

------------------------------------------------------------------------------------------------
                               State Street Bank & Trust Co. Cust                       5.88%
                               FBO Gustavus Adolphus College
                               c/o Rich Davis
                               801 Pennsylvania Avenue
                               5th Floor, Tower 2
                               Kansas City, MO 64105

------------------------------------------------------------------------------------------------
                               Putnam Fiduciary Trust Co Trustee                        5.78%
                               FBO Teco Energy CGP Retirement Service Plan
                               One Investors Way
                               Norwood, MA 02062

------------------------------------------------------------------------------------------------
                               National Financial Services Corp                         5.78%
                               For the Exclusive Benefit of Our Customers
                               Attn: Mutual Funds 5th Fl
                               200 Liberty St 1 World Financial Center
                               New York, NY 10281-1003

------------------------------------------------------------------------------------------------
                               Hollowbeam & Co. FBO                                     5.77%
                               Maine Health Access Foundation
                               200 Newport Avenue, 7th Floor
                               North Quincy, MA 02171

------------------------------------------------------------------------------------------------
                               Plumbers and Steamfitters                                5.04%
                               Local No 7 Pension Fund
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         FUND NAME                                                                 PERCENTAGE OF
          (Class)                         SHAREHOLDER NAME AND ADDRESS              SHARES OWNED
------------------------------------------------------------------------------------------------
                               Robert Valenty Administrator
                               308 Wolf Road
                               Latham, NY 12110-4802

------------------------------------------------------------------------------------------------
BOSTON PARTNERS SMALL CAP      Charles Schwab & Co., Inc.                              44.74%
VALUE FUND II                  Special Custody Account
(Investor Class)               for Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery St.
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------
                               National Financial Services Corp.                       29.74%
                               for the Exclusive Benefit of Our Customers
                               Attn: Mutual Funds
                               5th Floor
                               200 Liberty St.
                               1 World Financial Center
                               New York, NY 10281-1003

------------------------------------------------------------------------------------------------
                               National Investors Services Corp.                        5.41%
                               FBO Exclusive Benefit of Our Customers
                               55 Water Street
                               New York, NY 10041-0004

------------------------------------------------------------------------------------------------
BOSTON PARTNERS LONG/SHORT     Charles Schwab & Co., Inc.                              37.28%
EQUITY FUND                    Special Custody Account
(Institutional Class)          for Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------
                               Central Pacific Bank Cust                               17.36%
                               FBO Hawaii Carpenters Financial Security Fund
                               c/o CT Trust Services
                               80 West Street, Suite 201
                               Rutland, VT 05701

------------------------------------------------------------------------------------------------
                               National Investor Services Corp.                        15.66%
                               FBO Exclusive Benefit of our Customers
                               55 Water Street
                               New York, NY 10041-0004

------------------------------------------------------------------------------------------------
                               National Investors Services Corp.                       11.93%
                               for the Exclusive Benefit of Our Customers
                               Attn: Mutual Funds
                               5th Floor
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         FUND NAME                                                                 PERCENTAGE OF
          (Class)                         SHAREHOLDER NAME AND ADDRESS              SHARES OWNED
------------------------------------------------------------------------------------------------
                               200 Liberty St.
                               New York, NY 10281-1003

------------------------------------------------------------------------------------------------
BOSTON PARTNERS LONG/SHORT     National Financial Services Corp.                       40.17%
EQUITY FUND                    for the Exclusive Benefit of Our Customers
(Investor Class)               200 Liberty St.
                               New York, NY 10281-1003

------------------------------------------------------------------------------------------------
                               ADP Clearing and Outsourcing Corp                        9.90%
                               26 Broadway
                               New York, NY 10004-1703

------------------------------------------------------------------------------------------------
                               Bear Stearns Securities Corp.                            7.22%
                               1 Metrotech Center North
                               Brooklyn, NY 11201-3859

------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-CAP        Boston Partners Asset Management LP                     45.63%
VALUE FUND                     Attn: Jan Penney
(Institutional Class)          28 State Street
                               Boston, MA 02109-1775

------------------------------------------------------------------------------------------------
                               National Financial Services Corp.                       31.14%
                               for the Exclusive Benefit of Our Customers
                               200 Liberty St.
                               New York, NY 10281-1003

------------------------------------------------------------------------------------------------
                               Desmond J. Heathwood                                    13.61%
                               2 Avery Street, Suite 33E
                               Boston, MA 02111

------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-CAP        National Financial Services Corp                        50.44%
VALUE FUND                     FBO Exclusive Benefit of Our Customers
(Investor Class)               200 Liberty Street
                               New York, NY 10281
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         FUND NAME                                                                 PERCENTAGE OF
          (Class)                         SHAREHOLDER NAME AND ADDRESS              SHARES OWNED
------------------------------------------------------------------------------------------------
                               Edward H. Grant                                         10.57%
                               and Carol A. Grant
                               JT Ten Wros
                               199 East Bay Road
                               Osterville, MA 02655-2317

------------------------------------------------------------------------------------------------
                               Susan Lupo and Lawrence Lupo                             5.61%
                               6310 Spotted Fawn Run
                               Littleton, CO 80125-9039

------------------------------------------------------------------------------------------------
SCHNEIDER SMALL CAP VALUE      Charles Schwab & Co., Inc.                              29.13%
FUND                           Special Custody Account
                               for Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------
                               Ursinus College Endowment Fund                          16.99%
                               P.O. Box 1000
                               Collegeville, PA 19426-1000

------------------------------------------------------------------------------------------------
                               John Frederick Lyness                                    6.48%
                               81 Hillcrest Ave.
                               Summit, NJ 07901-2012

------------------------------------------------------------------------------------------------
                               SCM Retirement Plan                                      5.85%
                               Profit Sharing Plan
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
      FUND NAME                                             PERCENTAGE OF
       (Class)             SHAREHOLDER NAME AND ADDRESS      SHARES OWNED
-------------------------------------------------------------------------
                        460 E. Swedesford Road, Ste 1080
                        Wayne, PA 19087-1801

-------------------------------------------------------------------------
SCHNEIDER VALUE FUND    SEI Private Trust Company               12.75%
                        c/o Franklin Street Trust
                        One Freedom Valley Drive
                        Oaks, PA 19456

-------------------------------------------------------------------------
                        RSM, Limited Partnership                 8.85%
                        c/o Stephen Lescarbeau
                        17 Westover Road
                        Slingerlands, NY 12159-3648

-------------------------------------------------------------------------
                        National Investor Services               8.73%
                        097-50000-19
                        55 Water Street, 32nd Floor
                        New York, NY 10041-0004

-------------------------------------------------------------------------
                        Glenn E. Becker, John W. Rex             7.31%
                        Christopher J. Davis - Trustees
                        William Dekraff Trust
                        c/o Germantown Academy Endowment
                        P.O. Box 287
                        Fort Washington, PA 19034

-------------------------------------------------------------------------
BOGLE INVESTMENT        National Investors Services Corp.        8.24%
MANAGEMENT SMALL CAP    for the Exclusive Benefit of Our
GROWTH FUND             Customers
(Investor Class)        55 Water Street
                        32nd Floor
                        New York, NY 10041-3299

-------------------------------------------------------------------------
BOGLE INVESTMENT        Charles Schwab & Co, Inc.               48.93%
MANAGEMENT SMALL CAP    Special Custody Account
GROWTH FUND             for the Benefit of Customers
(Institutional Class)   Attn: Mutual Funds
                        101 Montgomery St.
                        San Francisco, CA 94104

-------------------------------------------------------------------------
                        AMA US Equity Master Fund LP            24.27%
                        3801 PGA Blvd., Suite 555
                        Palm Beach Gardens, FL 33410

-------------------------------------------------------------------------
BAKER 500 GROWTH FUND   Charles Schwab & Co., Inc.              95.85%
(Class S)               101 Montgomery Street

-------------------------------------------------------------------------

-------------------------------------------------------------------------
      FUND NAME                                             PERCENTAGE OF
       (Class)             SHAREHOLDER NAME AND ADDRESS      SHARES OWNED
-------------------------------------------------------------------------
                        San Francisco, CA 94104

-------------------------------------------------------------------------
BAKER 500 GROWTH FUND   Charles Schwab & Co., Inc.              99.99%
(Institutional Class)   101 Montgomery Street
                        San Francisco, CA 94104

-------------------------------------------------------------------------



          As of November 30, 2004, Directors and officers as a group owned less than 1% of the shares of each class within the Company.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreements

     Numeric renders advisory services to the Funds pursuant to Investment Advisory Agreements (each an "Advisory Agreement" and together, "Advisory Agreements"). The Advisory Agreements relating to each of the Funds are dated June 16, 2004.

     Prior to June 16, 2004, Numeric Investors L.P. ("Numeric L.P.") served as adviser to the Funds. On that date, Numeric L.P. entered into a share purchase agreement with an outside investor resulting in a restructuring of the ownership of the firm. Under the restructuring, Numeric L.P.'s original financing partners and certain former employees of Numeric L.P. redeemed their full interests in Numeric L.P. Numeric L.P. was converted into a new entity, Numeric Holdings LLC ("Numeric Holdings"), which is the 100% owner and single member of Numeric Midco LLC ("Numeric Midco"). Numeric Midco LLC is the 100% owner and single member of Numeric Investors LLC ("Numeric") which now serves as the adviser to the Funds. As a result of the restructuring, employees of Numeric LLC now own (directly and indirectly) 94.48% of Numeric Holdings.

     In connection with the restructuring, Numeric Holdings entered into a Warrant Purchase Agreement (the "Purchase Agreement") with TA Associates, Inc., certain entities affiliated with T.A. Associates, Inc. and Madison Capital Funding (collectively, the "Warrant Holders"). The Purchase Agreement provides that the Warrant Holders have the ability to exercise warrants that would give them 50.005% ownership of Numeric Holdings. If the Warrant Holders exercised their warrants, Numeric's employees, collectively, would own 49.995% (directly and indirectly) of Numeric Holdings LLC.


     Numeric is entitled to receive a fee from its Emerging Growth Fund calculated at an annual rate of 0.75% of its average daily net assets.

     Effective January 1, 2001, for the Growth and Mid Cap, Numeric is entitled to a performance based fee calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon each Fund's performance during the last rolling 12 month period.

The table below details the performance based fee arrangements.

Percentage Point Difference Between
Fund Performance (Net of Expenses                     Performance       Total
Including Advisory Fees) and Change                    Adjustment   Advisory Fee
in Total Benchmark Index                  Basic Fee       Rate          Rate
---------------------------------------   ---------   -----------   ------------
+9% or more............................     0.85%         0.50%         1.35%

+8% or more but less than +9%..........     0.85%         0.40%         1.25%

+7% or more but less than +8%..........     0.85%         0.30%         1.15%

+6% or more but less than +7%..........     0.85%         0.20%         1.05%

+5% or more but less than +6%..........     0.85%         0.10%         0.95%

+4% or more but less than +5%..........     0.85%         None          0.85%

+3% or more but less than +4%..........     0.85%        -0.10%         0.75%

+2% or more but less than +3%..........     0.85%        -0.20%         0.65%

+1% or more but less than +2%..........     0.85%        -0.30%         0.55%

+0% or more but less than +1%..........     0.85%        -0.40%         0.45%

Less than 0%...........................     0.85%        -0.50%         0.35%

     At the end of each month, the Total Advisory Fee Rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of each Fund was measured to determine the Total Advisory Fee.

     Prior to January 1, 2001, Numeric was entitled to a management fee of 0.75% of the average daily net assets of each of the Growth and Mid Cap Funds.


     For the fiscal years ended August 31, 2004, 2003 and 2002 the Funds paid Numeric advisory fees and Numeric waived advisory fees and reimbursed expenses in excess of its advisory fees as follows:


                                    Advisory Fees Paid
                                    (after waivers and
Fund                                  reimbursements)    Waivers   Reimbursements
---------------------------------------------------------------------------------
Fiscal year ended August 31, 2004
Emerging Growth                         $1,079,356       $     0       $    0
Growth                                  $  287,561       $34,614       $    0
Mid Cap                                 $   53,916       $69,657       $  372
Fiscal year ended August 31, 2003
Emerging Growth                         $  772,987       $ 5,145       $    0
Growth                                  $  274,054       $53,547       $    0
Mid Cap                                 $   22,083       $85,634       $3,604
Fiscal year ended August 31, 2002
Emerging Growth                         $  835,355       $     0       $    0
Growth                                  $  297,804       $23,912       $    0
Mid Cap                                 $   15,810       $81,898       $  834


     The Funds bear all of their own expenses not specifically assumed by Numeric. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a Fund include, but are not limited to the expenses listed in the prospectus and the following (or a Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a Fund and any losses incurred in connection therewith; (b) expenses of organizing the Company that are not attributable to a class of the Company; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; and (g) the cost of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

     Under the Advisory Agreements, Numeric will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Funds in connection with the performance of an Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Numeric in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


     The Advisory Agreements for the Emerging Growth, Growth and Mid Cap Funds (the "Numeric Funds") were approved on May 27, 2004 by vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements are terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days' written notice to Numeric. The Advisory Agreements for the Emerging Growth, Growth and Mid Cap Funds were approved by a Special Meeting of Shareholders held on November 12, 2004. The Advisory Agreements terminate automatically in the event of assignment thereof.


     In connection with the approval of the Advisory Agreements, the Board of Directors considered, with the assistance of independent legal counsel, their legal responsibilities and reviewed the nature and quality of Numeric's services to be provided to the Funds and Numeric's experience and qualifications. Among other items, the Board of Directors also reviewed and considered: (1) a report on the Funds' advisory and administration fee structure; (2) a report comparing:
(i) the management fee for the Funds to that of comparable funds, and (ii) the estimated expenses for the Funds to those of its peer group; and (3) a report comparing the Funds' fees to Lipper averages.

     After discussion, the Board of Directors concluded that Numeric had the capabilities, resources and personnel necessary to manage the Funds. The Board of Directors also concluded that based on the services that Numeric would provide to the Funds under the Advisory Agreements and the estimated expenses to be incurred by Numeric in the performance of such services, the compensation to be paid to Numeric was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company to approve the Advisory Agreements.

     The Advisory Agreements provide that Numeric shall at all times have all rights in and to each Fund's name and all investment models used by or on behalf of the Funds. Numeric may use each Fund's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

          The Advisory Agreements further provide that no public reference to, or description of, Numeric or its methodology or work shall be made by the Company, whether in the Prospectus, SAI or otherwise, without the prior written consent of Numeric, which consent shall not be unreasonably withheld. In each case, the Company has agreed to provide Numeric a reasonable opportunity to review any such reference or description before being asked for such consent.

Custodian Agreements

     Custodial Trust Company ("CTC") with offices at 101 Carnegie Center, Princeton, New Jersey 08540, is custodian of the Funds' assets pursuant to custodian agreements dated as of May 20, 1996, as amended (the "Custodian Agreements"). Under the Custodian Agreements, CTC (a) maintains a separate account or accounts in the name of each of the Funds, (b) holds and transfers portfolio securities on account of each of the Funds, (c) accepts receipts and makes disbursements of money on behalf of each of the Funds, (d) collects and receives all income and other payments and distributions on account of each of the Funds' portfolio securities and (e) makes periodic reports to the Company's Board of Directors concerning the Funds' operations. CTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that CTC remains responsible for the performance of all its duties under the Custodian Agreements and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreements, CTC receives a fee calculated at 0.03% of each Fund's total assets as determined on the last business day of the month.

Transfer Agency Agreements

     PFPC Inc. ("PFPC"), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement dated August 16, 1988, as supplemented (collectively, the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC (a) issues and redeems shares of each of the Funds, (b) addresses and mails all communications by the Funds to record owners of shares of the Funds, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Funds. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account for the Funds, with a minimum annual fee of $36,000 payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.


     PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Funds will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

Co-Administration Agreements

     Bear Stearns Funds Management Inc. ("BSFM") with offices at 383 Madison Avenue, New York, New York 10179, serves as co-administrator to the Funds pursuant to a Co-Administration Agreement dated November 30, 1998, for each of the Funds (the "BSFM Co-Administration Agreement"). BSFM has agreed to assist each of the Funds in all significant aspects of their administration and operations. The BSFM Co-Administration Agreement provides that BSFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the BSFM Co-Administration Agreement, BSFM receives a fee with respect to each of the Funds calculated at an annual rate of 0.05% of the first $150 million of each Fund's average daily net assets and 0.02% on all assets above $150 million.

     PFPC also serves as co-administrator to the Funds pursuant to Administration and Accounting Services Agreements dated as of April 24, 1996, as amended, and November 30, 1998, as amended (the "PFPC Co-Administration Agreements"). PFPC has agreed to calculate the Funds' NAVs, provide all accounting services for the Funds and assist in related aspects of the Funds' operations. The PFPC Co-Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or gross reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the PFPC Co-Administration Agreements, PFPC receives a fee with respect to each of the Funds calculated at an annual rate of 0.125% of each Fund's average daily net assets, exclusive of out-of-pocket expenses and pricing charges. PFPC is currently waiving fees in excess of .1025% of average daily net assets for the Emerging Growth Fund. For the Growth and Mid Cap Funds, PFPC is currently waiving an additional $5,000 per year.

     The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

     For the fiscal years ended August 31, 2004, 2003 and 2002, the Funds paid administration fees to PFPC and BSFM, and PFPC waived administration fees as follows:


                                           Co-Administration Fees Paid
Fund                                             (After Waivers)         Waivers
--------------------------------------------------------------------------------
For the fiscal year ended August 31, 2004
(PFPC)
Emerging Growth                                      $156,460            $32,381
Growth                                               $ 78,922            $ 5,000
Mid Cap                                              $ 76,584            $ 5,000

                                           Co-Administration Fees Paid
Fund                                             (After Waivers)         Waivers
--------------------------------------------------------------------------------
(BSFM)
Emerging Growth                                      $ 71,668            $     0
Growth                                               $ 19,307            $     0
Mid Cap                                              $ 14,880            $     0
For the fiscal year ended August 31, 2003
(PFPC)
Emerging Growth                                      $115,636            $23,344
Growth                                               $ 79,305            $ 5,000
Mid Cap                                              $ 76,917            $ 5,000
(BSFM)
Emerging Growth                                      $ 51,876            $     0
Growth                                               $ 16,722            $     0
Mid Cap                                              $ 11,958            $     0
For the fiscal year ended August 31, 2002
(PFPC)
Emerging Growth                                      $137,564            $ 8,891
Growth                                               $ 80,527            $ 2,083
Mid Cap                                              $ 78,508            $ 2,084
(BSFM)
Emerging Growth                                      $ 55,690            $     0
Growth                                               $ 18,786            $     0
Mid Cap                                              $ 14,186            $     0


     On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

     For the most recent fiscal year and for the period from June 1, 2003 through August 31, 2003, the Funds paid PFPC regulatory administration fees, including waivers and reimbursements from the Fund as follows:


                                                       Regulatory
                                                     Administration
Fund Name                                                 Fees        Waivers   Reimbursements
----------------------------------------------------------------------------------------------
For the fiscal year ended August 31, 2004
Emerging Growth                                          $23,903         $0           $0
Growth                                                   $ 6,405         $0           $0
Mid Cap                                                  $ 4,849         $0           $0

                                                       Regulatory
                                                     Administration
Fund Name                                                 Fees        Waivers   Reimbursements
----------------------------------------------------------------------------------------------
For the period from June 1, 2003 through August 31, 2003
Emerging Growth                                          $5,210         $0           $0
Growth                                                   $1,532         $0           $0
Mid Cap                                                  $1,108         $0           $0

Distributor

     PFPC Distributors, with offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 serves as distributor of the shares pursuant to the terms of a distribution agreement dated as of January 2, 2001 (the "Distribution Agreement") entered into by PFPC Distributors and the Company. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Funds.

Administrative Services Agent

     PFPC Distributors provides certain administrative services to the Funds that are not provided by BSFM or PFPC. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee calculated at the annual rate of 0.15% of each Fund's average daily net assets. PFPC Distributors is currently waiving fees in excess of 0.02% of each Fund's average daily net assets.

     For the fiscal years ended August 31, 2004, 2003 and 2002, the Funds paid administrative services fees to PFPC Distributors and PFPC Distributors waived administrative services fees as follows:


                                         Administrative Services Fees
Fund                                         Paid (After Waivers)        Waivers
--------------------------------------------------------------------------------
For the fiscal year ended August 31, 2004
(PFPC Distributors)
Emerging Growth                                     $28,783             $187,088
Growth                                              $ 7,723             $ 50,199
Mid Cap                                             $ 5,952             $ 38,686

For the fiscal year ended August 31, 2003
(PFPC Distributors)
Emerging Growth                                     $20,750             $134,876
Growth                                              $ 6,689             $ 43,477
Mid Cap                                             $ 4,784             $ 31,090

                                         Administrative Services Fees
Fund                                         Paid (After Waivers)        Waivers
--------------------------------------------------------------------------------
For the fiscal year ended August 31, 2002
(PFPC Distributors)
Emerging Growth                                     $21,365             $145,706
Growth                                              $ 9,752             $ 46,607
Mid Cap                                             $ 7,348             $ 35,209

Shareholder Servicing

     The Shareholder Services Plan and related form of Shareholder Servicing Agreement (the "Plan") provide that each Fund may pay securities dealers, financial institutions and other industry professionals that are shareholders or dealers of record or which have a shareholder servicing relationship with the beneficial owners of shares ("Shareholder Organizations") a fee calculated at an annual rate of up to 0.25% of the average daily net assets of each Fund's shares in consideration for certain shareholder and administrative services. Services performed by Shareholder Organizations may include: (i) aggregating and processing purchase and redemption requests for shares from shareholders and placing net purchase and redemption orders with the transfer agent; (ii) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorizing instructions; (iii) processing dividend payments from a Fund on behalf of shareholders; (iv) providing information periodically to shareholders showing their positions in a Fund's shares; (v) arranging for bank wires; (vi) responding to shareholder inquiries relating to the Shareholder Organization's services; (vii) providing subaccounting with respect to a Fund's shares beneficially owned by shareholders or the information to a Fund necessary for subaccounting; (viii) forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) responding to shareholder inquires relating to dividends and distributions; (x) responding to shareholder inquires relating to shareholder account statements; (xi) responding to shareholder inquires relating to communications from a Fund to shareholders; (xii) providing shareholders with information relating to developments affecting their shares; and (xiii) providing such other similar services as a Fund may reasonably request to the extent a Shareholder Organization is permitted to do so under applicable statutes, rules or regulations.

                               FUND TRANSACTIONS

     Subject to policies established by the Board of Directors and applicable rules, Numeric is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, Numeric seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Numeric generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

     No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Numeric may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of Numeric. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Numeric under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Numeric, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Numeric, as applicable, to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.


     For the fiscal year ended August 31, 2004, the Emerging Growth Fund, Growth Fund and Mid Cap Fund paid $82,809, $82,809 and $18,579, respectively in aggregate commissions to brokers on account of research services.


     Corporate debt and U.S. government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     Numeric may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Funds prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Funds' anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Funds would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for the Funds and for other investment accounts managed by Numeric are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to the Funds. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such security of which Numeric or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

     In no instance will portfolio securities be purchased from or sold to PFPC Distributors, PNC Bank or Numeric or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     For the fiscal years ended August 31, 2004, 2003 and 2002, the Funds paid brokerage commissions on behalf of the Funds as follows:


                  Aggregate Brokerage Commissions
                  --------------------------------
      Fund           2004        2003       2002
--------------------------------------------------
Emerging Growth   $  750,061   $602,366   $500,798
Growth            $  178,474   $169,588   $147,366
Mid Cap           $  105,111   $ 90,545   $127,915


                      PURCHASE AND REDEMPTION INFORMATION

     You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.





     The Emerging Growth Fund is closed to new investments, except as described in the section entitled "Shareholder Information - Purchase of Fund Shares, Closing of the Funds" of the Prospectus.


     Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

     An illustration of the computation of the public offering price per share of each of the Funds, based on the value of the Funds' respective net assets as of August 31, 2004, is as follows:


                            Emerging Growth      Growth       Mid Cap
-----------------------------------------------------------------------
Net assets                    $133,531,220    $36,076,076   $30,821,735
Outstanding shares               7,640,965      2,778,036     1,948,488
NAV per share                 $      17.48    $     12.99   $     15.82
Maximum sales charge                    --             --            --
Maximum Offering Price to
   Public                     $      17.48    $     12.99   $     15.82


                        TELEPHONE TRANSACTION PROCEDURES

     The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and
(7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                              VALUATION OF SHARES

     Shares of a class of each Fund are priced at their net asset value ("NAV"). The NAV of a class of each Fund is calculated as follows:

                         Value of Assets Attributable to a Class
          NAV =   - Value of Liabilities Attributable to the same Class
                  -----------------------------------------------------
                         Number of Outstanding Shares of the Class

     Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

     Securities which are listed on stock exchanges are valued at the last reported sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and ask price available prior to valuation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the closing or last reported sale price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern time). Securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and ask price available prior to valuation. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, a Fund may use a pricing service, bank or broker/dealer experienced in providing valuations to value a Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Funds' Fair Market Value Committee as determined by procedures adopted by the Board of Directors.

     Subject to the approval of the Company's Board of Directors, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds' Fair Market Value Committee under the direction of the Company's Board of Directors.

     In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

                                     TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes with respect to the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

     Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

     The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.073 billion shares have been classified into 97 classes as shown in the table below. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                  Number of                                                       Number of
                              Authorized Shares                                               Authorized Shares
Class of Common Stock            (millions)       Class of Common Stock                          (millions)
-----------------------------------------------   -------------------------------------------------------------
A (Growth & Income)                   100         BBB                                                100
B                                     100         CCC                                                100
C (Balanced)                          100         DDD (Boston Partners
                                                     Institutional Small Cap Value Fund II)          100
D  (Tax-Free)                         100         EEE (Boston Partners Investors
                                                     Small Cap Value Fund II)                        100
E (Money)                             500         FFF                                                100
F (Municipal Money)                   500         GGG                                                100
G (Money)                             500         HHH                                                100
H (Municipal Money)                   500         III (Boston Partners Long/Short
                                                     Equity-Institutional Class)                     100
I (Sansom Money)                    1,500         JJJ (Boston Partners Long/Short
                                                     Equity-Investor Class)                          100
J (Sansom Municipal Money)            500         KKK (Boston Partners Funds)                        100
K (Sansom Government Money)           500         LLL (Boston Partners Funds)                        100
L (Bedford Money)                   1,500         MMM (n/i numeric Small Cap Value)                  100
M (Bedford Municipal Money)           500         NNN (Bogle Investment
                                                     Management Small Cap Growth -                   100

                                 Number of                                                  Number of
                              Authorized Shares                                          Authorized Shares
Class of Common Stock           (millions)        Class of Common Stock                     (millions)
-----------------------------------------------   --------------------------------------------------------
                                                     Institutional Class)
N (Bedford Government                             Class OOO (Bogle Investment
   Money)                            500             Management Small Cap Growth -
                                                     Investors Class)                            100
O (Bedford N.Y. Money)               500          Class PPP (Schneider Value Fund)               100
P (RBB Government)                   100          Class QQQ (Institutional
                                                  Liquidity Fund for Credit Unions)            2,500
Q                                    100          Class RRR (Liquidity Fund for
                                                     Credit Unions)                            2,500
R (Municipal Money)                  500          Select (Money)                                 700
S (Government Money)                 500          Beta 2 (Municipal Money)                         1
T                                    500          Beta 3 (Government Money)                        1
U                                    500          Beta 4 (N.Y. Money)                              1
V                                    500          Principal Class (Money)                        700
W                                    100          Gamma 2 (Municipal Money)                        1
X                                     50          Gamma 3 (Government Money)                       1
Y                                     50          Gamma 4 (N.Y. Money)                             1
Z                                     50          Bear Stearns Money                           2,500
AA                                    50          Bear Stearns Municipal Money                 1,500
BB                                    50          Bear Stearns Government Money                1,000
CC                                    50          Delta 4 (N.Y. Money)                             1
DD                                   100          Epsilon 1 (Money)                                1
EE                                   100          Epsilon 2 (Municipal Money)                      1
FF (n/i numeric Emerging                          Epsilon 3 (Government Money)                     1
   Growth)                            50          Epsilon 4 (N.Y. Money)                           1
GG (n/i numeric Growth)               50          Zeta 1 (Money)                                   1
HH (n/i numeric Mid Cap)              50          Zeta 2 (Municipal Money)                         1
II (Baker 500 Growth Fund)           100          Zeta 3 (Government Money)                        1
JJ (Baker 500 Growth Fund)           100          Zeta 4 (N.Y. Money)                              1
KK                                   100          Eta 1 (Money)                                    1
LL                                   100          Eta 2 (Municipal Money)                          1
MM                                   100          Eta 3 (Government Money)                         1
NN                                   100          Eta 4 (N.Y. Money)                               1
OO                                   100          Theta 1 (Money)                                  1
PP                                   100          Theta 2 (Municipal Money)                        1
QQ (Boston Partners
   Institutional Large Cap)          100          Theta 3 (Government Money)                       1
RR (Boston Partners
   Investors Large Cap)              100          Theta 4 (N.Y. Money)                             1
SS (Boston Partners Advisor
   Large Cap)                        100
TT (Boston Partners
   Investors Mid Cap)                100
UU (Boston Partners
   Institutional Mid Cap)            100
VV (Boston Partners
   Institutional All
   Cap Value)                        100
WW (Boston Partners
   Investors All Cap Value)          100
YY (Schneider Capital
   Small Cap Value)                  100
ZZ                                   100
AAA                                  100

     The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Bogle Investment Management Family and the Baker 500

Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Baker 500 Family represents interests in one non-money market portfolio.

     Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

     The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

     Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory or distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio). The name "n/i numeric investors" may be used in the name of other portfolios managed by Numeric.

     Shareholder Approvals. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or portfolio means, with respect to the approval of an investment advisory or distribution agreement or a distribution plan, or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or portfolio.

                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.


     Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for all portfolios, except the Money Market Portfolio. Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for the Money Market Portfolio.

     Prior to December 11, 2003, PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm for all of the portfolios, performing the annual audit of the Company's financial statements for the fiscal year ended August 31, 2003.


                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 2004 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay

Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


     "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

     "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


     Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


     The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


     "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

     "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

     "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


     "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

     "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2 (low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.


     "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


     "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor's for long-term issues:


     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     "r" - The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     "N.R." - An "N.R." attached to an obligation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

     "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

     "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

     "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

     "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

     "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.


     "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


     "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     The following summarizes long-term ratings used by Fitch:


     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment - grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.


     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

     The following summarizes the ratings used by DBRS for long-term debt:


     "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

     "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated "AAA" only to a small degree. Given the extremely restrictive definition which DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA" - rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher - rated securities.

     "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

     "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

     "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.


     "D" - Long-term debt rated "D" is in arrears. A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.


     ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's


     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


     Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.


          .    "Positive" means that a rating may be raised.
          .    "Negative" means that a rating may be lowered.
          .    "Stable" means that a rating is not likely to change.
          .    "Developing" means a rating may be raised or lowered.
          .    "N.M." means not meaningful.

Moody's


     Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG) or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.


     Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

Fitch

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".


DBRS

Rating Trends

     Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

Rating Actions

     In addition to confirming or changing ratings, other DBRS rating actions include:

     Suspended Ratings: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

     Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

     Discontinued Ratings: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.


     Ratings "Under Review" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

     Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

Municipal Note Ratings

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG - 1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

     "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".


     VMIG rating expirations are a function of each issue's specific structural or credit features.

     "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


     "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


     "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.


Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                              Numeric Investors LLC

                         Proxy Voting Guidelines Summary

                 Executed by Institutional Shareholder Services
                       On Behalf of Numeric Investors LLC

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

The Board of Directors (Chapter 3)

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld.

These instances include directors who:

..    Attend less than 75 percent of the board and committee meetings without a valid excuse
..    Implement or renew a dead-hand or modified dead -hand poison pill
..    Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
..    Have failed to act on takeover offers where the majority of the shareholders have tendered their shares
..    Are inside directors and sit on the audit, compensation, or nominating committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis. Vote against proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

Proxy Contests (Chapter 4)

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Auditors (Chapter 5)

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Proxy Contest Defenses (Chapter 6)

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Tender Offer Defenses (Chapter 7)

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Miscellaneous Governance Provisions (Chapter 8)

Confidential Voting

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Capital Structure (Chapter 9)

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: DilutionHow much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in ControlWill the transaction result in a change in control of the company? Bankruptcy Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Executive and Director Compensation (Chapter 10)

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

State of Incorporation (Chapter 11)

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

Mergers and Corporate Restructurings (Chapter 12)

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

Mutual Fund Proxies (Chapter 13)

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; and bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Vote against the reimbursement of expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors:

performance of the fund's NAV and the history of shareholder relations.

Social and Environmental Issues (Chapter 14)

Energy and Environment

In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, ISS refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, ISS refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, ISS refrains from providing a vote recommendation on defense issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, ISS refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, ISS refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, ISS refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, ISS refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

In most cases, ISS refrains from providing a vote recommendation on proposals regarding human resources issues.

Generally, vote for disclosure reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.

                               THE RBB FUND, INC.
                                     PEA 90
                            PART C: OTHER INFORMATION

Item 22. EXHIBITS

(a)  Articles of Incorporation.

     (1) Articles of Incorporation of Registrant are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (2) Articles Supplementary of Registrant are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (3) Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (4) Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (5) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (6) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (7) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (8) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (9) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (10) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (11) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (12) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (13) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (14) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (15) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

     (16) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (17) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

     (18) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

     (19) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

     (20) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

     (21) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (22) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (23) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (24) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (25) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

     (26) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

     (27) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on

          December 29, 2000.

     (28) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

     (29) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

     (30) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

     (31) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

     (32) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

     (33) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

     (34) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 2002.

     (35) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.

     (36) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

     (37) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

(b)  By-Laws.

     (1) By-Laws, as amended are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

     (2) By-Laws, as amended are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

(c)  Instruments Defining Rights of Security Holders.

     (1) See Articles VI, VII, VIII, IX and XI of Registrant's Articles of 1 Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (2) See Articles II, III, VI, XIII, and XIV of Registrant's By-Laws as amended through April 26, 1996 which are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

(d)  Investment Advisory Contracts.

     (1) Investment Advisory Agreement (Money Market) between Registrant and Provident Institutional Management Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23,

          1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (2) Sub-Advisory Agreement (Money Market) between Provident Institutional Management Corporation and Provident National Bank, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (3) Assumption Agreement (Money Market Fund) between PNC Bank, N.A. and BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) dated April 29, 1998 is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

     (4) Investment Advisory Agreement (Tax-Free Money Market) between Registrant and Provident Institutional Management Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (5) Sub-Advisory Agreement (Tax-Free Money Market) between Provident Institutional Management Corporation and Provident National Bank, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (6) Assumption Agreement (Municipal Money Market Fund) between PNC Bank, N.A. and BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) dated April 29, 1998 is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

     (7) Investment Advisory Agreement (Government Obligations Money Market) between Registrant and Provident Institutional Management Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (8) Sub-Advisory Agreement (Government Obligations Money Market) between Provident Institutional Management Corporation and Provident National Bank, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (9) Assumption Agreement (Government Obligations Money Market Fund) between PNC Bank, N.A. and BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) dated April 29, 1998 is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

     (10) Investment Advisory Agreement (Government Securities) between Registrant and Provident Institutional Management Corporation dated as of April 8, 1991 is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (11) Investment Advisory Agreement (New York Municipal Money Market) between Registrant and Provident Institutional Management Corporation dated November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (12) Investment Advisory Agreement (Tax-Free Money Market) between Registrant and Provident

          Institutional Management Corporation dated April 21, 1992 is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (13) Investment Advisory Agreement (n/i Micro Cap Fund) between Registrant and Numeric Investors, L.P. is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (14) Investment Advisory Agreement (n/i Growth Fund) between Registrant and Numeric Investors, L.P. is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (15) Investment Advisory Agreement (n/i Mid Cap Fund - formerly Growth & Value) between Registrant and Numeric Investors, L.P. is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (16) Investment Advisory Agreement (Boston Partners Large Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (17) Investment Advisory Agreement (Boston Partners Mid Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (18) Investment Advisory Agreement (Boston Partners Bond Fund) between Registrant and Boston Partners Asset Management, L.P. dated December 1, 1997 is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

     (19) Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (20) Investment Advisory Agreement (Boston Partners Small Cap Value Fund II
          - formerly Micro Cap Value) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (21) Investment Advisory Agreement (Boston Partners Long/Short Equity Fund
          - formerly Market Neutral) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (22) Investment Advisory Agreement (n/i Small Cap Value Fund) between Registrant and Numeric Investors, L.P. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (23) Form of Investment Advisory Agreement (Boston Partners Fund - Formerly Long-Short Equity) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

     (24) Investment Advisory Agreement (Bogle Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

     (25) Amendment No. 1 to Investment Advisory Agreement between Registrant and Numeric Investors, L.P. for the n/i numeric investors Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

     (26) Amendment No. 1 to Investment Advisory Agreement between Registrant and Numeric Investors, L.P. for the n/i numeric investors Mid Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

     (27) Amendment No. 1 to Investment Advisory Agreement between Registrant and Numeric Investors, L.P. for the n/i numeric investors Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

     (28) Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (29) Investment Advisory Agreement between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (30) Investment Advisory Agreement between Registrant and Baker 500 Corporation is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (31) Form of Investment Advisory Agreement between Registrant and WesCorp Investment Services, LLC for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (32) Form of Investment Advisory Agreement between Registrant and WesCorp Investment Services, LLC for the Liquidity Fund for Credit Unions (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (33) Investment Advisory Agreement (n/i Growth Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

     (34) Investment Advisory Agreement (n/i Emerging Growth Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

     (35) Investment Advisory Agreement (n/i Small Cap Value Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

     (36) Investment Advisory Agreement (n/i Mid Cap Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

     (37) Amendment No. 1 to Investment Advisory Agreement between Registrant and Numeric Investors LLC for the n/i Numeric Investors Mid Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

     (38) Contractual Fee Waiver Agreement dated December 12, 2003, between the Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

     (39) Contractual Fee Waiver Agreement dated December 14, 2004, between the Registrant and Schneider Capital Management Company for the Schneider Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

     (40) Contractual Fee Waiver Agreement dated December 14, 2004, between the Registrant and Schneider Capital Management Company for the Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

     (41) Contractual Fee Waiver Agreement dated December 15, 2004, between the Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

(e)  Underwriting Contracts.

     (1) Distribution Agreement between Registrant and PFPC Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

     (2) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Bear Stearns Money Class) is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on December 4, 2001.

     (3) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Bear Stearns Municipal Money Class) is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on December 4, 2001.

     (4) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Bear Stearns Government Money Class) is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on December 4, 2001.

     (5) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Boston Partners All-Cap Value Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (6) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Boston Partners All-Cap Value Fund Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (7) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (8) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Baker 500 Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (9) Form of Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Institutional Liquidity Fund for Credit Unions) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (10) Form of Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Liquidity Fund for Credit Union Members (formerly CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

(f)  Bonus or Profit Sharing Contracts.

     (1) Fund Office Retirement Profit-Sharing and Trust Agreement, dated as of October 24, 1990, as amended is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1997.

     (2) Form of Amendment No. 1 to Fund Office Retirement Profit Sharing Plan and Trust Reflecting EGTRRA is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

(g)  Custodian Agreements.

     (1) Custodian Agreement between Registrant and Provident National Bank dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (2) Sub-Custodian Agreement among The Chase Manhattan Bank, N.A., the Registrant and Provident National Bank, dated as of July 13, 1992, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (3) Amendment No. 1 to Custodian Agreement dated August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (4) Custodian Contract between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (5) Custody Agreement between Registrant and Custodial Trust Company on behalf of n/i Micro Cap Fund, n/i Growth Fund and n/i Mid Cap Fund (formerly Growth & Value) Portfolios of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (6) Custodian Agreement Supplement Between Registrant and PNC Bank, National Association dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

     (7) Custodian Agreement Supplement between Registrant and PNC Bank, National Association, on behalf of the Boston Partners Mid Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

     (8) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the Boston Partners Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

     (9) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the Schneider Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (10) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (11) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of Boston Partners Long/Short Equity Fund (formerly Market Neutral) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (12) Custodian Agreement Supplement between Registrant and Custodial Trust Company on behalf of n/i Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (13) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Boston Partners Fund - formerly Long Short Equity) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

     (14) Custodian Agreement Supplement between Registrant and PFPC Trust Company (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

     (15) Letter Agreement among Registrant, The Chase Manhattan Bank and PFPC Trust Company, dated as of July 2, 2001, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

     (16) Custodian Agreement Supplement between Registrant and PFPC Trust Company (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (17) Custodian Agreement Supplement between Registrant and PFPC Trust Company (Schneider Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (18) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Baker 500 Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 82 to the

          Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (19) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Institutional Liquidity Fund for Credit Unions) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (20) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

(h)  Other Material Contracts.

     (1) Transfer Agency Agreement (Sansom Street) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (2) Transfer Agency Agreement (Cash Preservation) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (3) Shareholder Servicing Agreement (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (4) Shareholder Servicing Agreement (Sansom Street Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (5) Shareholder Servicing Agreement (Sansom Street Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (6) Shareholder Services Plan (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (7) Shareholder Services Plan (Sansom Street Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (8) Shareholder Services Plan (Sansom Street Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (9) Transfer Agency Agreement (Bedford) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (10) Administration and Accounting Services Agreement between Registrant and Provident Financial

          Processing Corporation, relating to Government Securities Portfolio, dated as of April 10, 1991 is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (11) Administration and Accounting Services Agreement between Registrant and Provident Financial Processing Corporation, relating to New York Municipal Money Market Portfolio dated as of November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (12) Transfer Agency Agreement and Supplements (Bradford, Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident Financial Processing Corporation dated as of November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (13) Administration and Accounting Services Agreement between Registrant and Provident Financial Processing Corporation, relating to Tax-Free Money Market Portfolio, dated as of April 21, 1992 is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (14) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company and PFPC Inc. dated February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

     (15) Supplement to Transfer Agency and Service Agreement between Registrant, State Street Bank and Trust Company, Inc. and PFPC dated April 10, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

     (16) Amended and Restated Credit Agreement dated December 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

     (17) Transfer Agency Agreement Supplement (n/i Micro Cap Fund, n/i Growth Fund and n/i Mid Cap Fund (formerly Growth & Value)) between Registrant and PFPC Inc. dated April 14, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (18) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Micro Cap Fund) dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (19) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Growth Fund) dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (20) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Mid Cap Fund (formerly Growth & Value)) dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (21) Transfer Agreement and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed on July 30, 1996.

     (22) Administration and Accounting Services Agreement between the Registrant and PFPC Inc. dated October 16, 1996 (Boston Partners Large Cap Value Fund) is incorporated herein by reference to Post-

          Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

     (23) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Large Cap Value Fund, Institutional Class) is incorporated herein by reference to Post- Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

     (24) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Large Cap Value Fund, Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

     (25) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Large Cap Value Fund, Advisor Class) is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

     (26) Transfer Agency Agreement Supplement between Registrant and PFPC Inc., (Boston Partners Mid Cap Value Fund, Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

     (27) Transfer Agency Agreement Supplement between Registrant and PFPC Inc., (Boston Partners Mid Cap Value Fund, Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

     (28) Administration and Accounting Services Agreement between Registrant and PFPC Inc. dated, May 30, 1997 (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

     (29) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. dated December 1, 1997 (Boston Partners Bond Fund, Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

     (30) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. dated December 1, 1997 (Boston Partners Bond Fund, Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

     (31) Administration and Accounting Services Agreement between Registrant and PFPC Inc. dated December 1, 1997 (Boston Partners Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

     (32) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (33) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (34) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value), Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (35) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value), Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (36) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Boston Partners Micro Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No.

          60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (37) Administrative Services Agreement between Registrant and Provident Distributors, Inc. dated as of May 29, 1998 and relating to the n/i family of funds, Schneider Small Cap Value Fund and Institutional Shares of the Boston Partners Funds is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement (No. 33-20827) filed on June 25, 1998.

     (38) Administrative Services Agreement Supplement between Registrant and Provident Distributors, Inc. relating to the Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional Class is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (39) Administrative and Accounting Services Agreement between Registrant and PFPC Inc. (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (40) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (41) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (42) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (43) Co-Administration Agreement between Registrant and Bear Stearns Funds Management, Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (44) Administrative Services Agreement between Registrant and Provident Distributors, Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (45) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

     (46) Form of Administrative Services Agreement Supplement between Registrant and Provident Distributors, Inc. (Boston Partners Fund (formerly Long-Short Equity) - Institutional Shares) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

     (47) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

     (48) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

     (49) Administrative Services Agreement between Registrant and Provident Distributors, Inc. (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

     (50) Non 12b-1 Shareholder Services Plan and Agreement for Bogle Small Cap Growth Investor Shares is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration

          Statement (No. 33-20827) filed on September 30, 1999.

     (51) Agreement between E*TRADE Group, Inc., Registrant and Registrant's principal underwriter is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

     (52) Fee Waiver Agreement for n/i Numeric Investors Funds is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

     (53) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Bogle Investment Management Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

     (54) Solicitation Agreement between n/i numeric Investors and Shareholder Communications Corporation is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

     (55) Administrative Services Assignment Agreement between Registrant and PFPC Distributors, Inc. dated January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

     (56) Transfer Agency Supplement between Registrant and PFPC Inc. for the Bear Stearns Money Market Family is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on December 4, 2001.

     (57) Form of Transfer Agency Supplement between Registrant and PFPC Inc. for the Boston Partners All-Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (58) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Boston Partners All-Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

     (59) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Boston Partners All-Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (60) Transfer Agency Supplement between Registrant and PFPC Inc. for Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (61) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 2002.

     (62) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (63) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Baker 500 Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (64) Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Baker 500 Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (65) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Baker 500 Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (66) Form of Administration, Accounting, Transfer Agency and Custodian Services Fee Letter Agreement between Registrant and PFPC Inc. for the Baker 500 Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.

     (67) Form of Non - 12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.

     (68) Shareholder Servicing Agreement (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (69) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for Investor Shares of the Boston Partners Funds is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (70) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (71) Form of Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (72) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (73) Amended and Restated Non-12b-1 Shareholder Services Plan (Numeric Funds) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (74) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (75) Form of Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (76) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (77) Amended and Restated Non-12b-1 Shareholder Services Plan for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

     (78) Form of Transfer Agency Agreement Supplement (Customer Identification Program) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

     (79) Regulatory Administration Services Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

(i)  Legal Opinion.

     (1)  OPINION OF DRINKER BIDDLE & REATH LLP IS FILED HEREWITH.

(j)  Other Opinions.

     (1)  CONSENT OF DRINKER BIDDLE & REATH LLP IS FILED HEREWITH.

     (2)  CONSENT OF PRICEWATERHOUSECOOPERS LLP IS FILED HEREWITH.

(k)  None

(l)  Initial Capital Agreements.

     (1) Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (2) Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

     (3) Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

     (4) Subscription Agreement between Registrant and Counsellors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (5) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class FF (n/i Micro Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (6) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class GG (n/i Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (7) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class HH (n/i Mid Cap Fund - formerly Growth & Value) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

     (8) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes QQ, RR and SS (Boston Partners Large Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

     (9) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

     (10) Purchase Agreement between Registrant and Boston Partners Asset Management L.P. relating to Classes VV and WW (Boston Partners Bond
          Fund) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

     (11) Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29,

          1998.

     (12) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (13) Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (14) Purchase Agreement between Registrant and Provident Distributors, Inc. relating to Class MMM (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (15) Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

     (16) Purchase Agreement between Registrant and Bogle Investment Management, L.P. (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

     (17) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (18) Purchase Agreement between Registrant and Schneider Capital Management Company (Schneider Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (19) Purchase Agreement between Registrant and Baker 500 Corporation (Baker 500 Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (20) Form of Purchase Agreement between Registrant and WesCorp Investment Services, LLC (Institutional Liquidity Fund for Credit Unions) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (21) Form of Purchase Agreement between Registrant and Wescorp Investment Services, LLC (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

(m)  Rule 12b-1 Plan.

     (1) Plan of Distribution (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (2) Plan of Distribution (Sansom Street Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (3) Plan of Distribution (Sansom Street Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (4) Plan of Distribution (Cash Preservation Money) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (5) Plan of Distribution (Cash Preservation Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (6) Plan of Distribution (Bedford Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (7) Plan of Distribution (Bedford Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (8) Plan of Distribution (Bedford Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (9) Plan of Distribution (Income Opportunities High Yield) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

     (10) Amendment No. 1 to Plans of Distribution (Classes A through Q) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (11) Plan of Distribution (Beta Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (12) Plan of Distribution (Beta Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (13) Plan of Distribution (Beta New York Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (14) Plan of Distribution (Gamma Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (15) Plan of Distribution (Gamma Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (16) Plan of Distribution (Gamma New York Municipal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to

          Registrant's Registration Statement filed on October 30, 1998.

     (17) Plan of Distribution (Delta New York Municipal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (18) Plan of Distribution (Epsilon Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (19) Plan of Distribution (Epsilon Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (20) Plan of Distribution (Epsilon Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (21) Plan of Distribution (Epsilon New York Municipal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (22) Plan of Distribution (Zeta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (23) Plan of Distribution (Zeta Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (24) Plan of Distribution (Zeta Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (25) Plan of Distribution (Zeta New York Municipal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (26) Plan of Distribution (Eta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (27) Plan of Distribution (Eta Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (28) Plan of Distribution (Eta Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (29) Plan of Distribution (Eta New York Municipal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (30) Plan of Distribution (Theta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (31) Plan of Distribution (Theta Tax-Free Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (32) Plan of Distribution (Theta Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (33) Plan of Distribution (Theta New York Municipal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

     (34) Plan of Distribution (Boston Partners Large Cap Value Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

     (35) Plan of Distribution (Boston Partners Large Cap Value Fund Advisor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

     (36) Plan of Distribution (Boston Partners Mid Cap Value Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

     (37) Plan of Distribution (Boston Partners Bond Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

     (38) Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement (No. 33-20827) filed on April 10, 1998.

     (39) Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

     (40) Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant's Registration Statement (No. 33-20827) filed on November 12, 1998.

     (41) Plan of Distribution (Principal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

     (42) Form of Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

     (43) Plan of Distribution (Bear Stearns Money Market Fund) is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on

          December 4, 2001.

     (44) Plan of Distribution (Bear Stearns Municipal Money Market Fund) is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on December 4, 2001.

     (45) Plan of Distribution (Bear Stearns Government Obligations Money Market
          Fund) is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on December 4, 2001.

     (46) Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (47) Plan of Distribution pursuant to Rule 12b-1 (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

(n)  Rule 18f-3 Plan.

     (1) Amended Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement (No. 33-20827) filed on December 20, 2004.

(p)  Code of Ethics.

     (1) Code of Ethics of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

     (2) Code of Ethics of Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (3) Code of Ethics of Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

     (4) Code of Ethics of Schneider Capital Management Company are incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

     (5) Code of Ethics of Bogle Investment Management, L P. is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2004.

     (6) Code of Ethics of PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

     (7) Code of Ethics of Baker 500 Corporation is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

     (8) Code of Ethics of Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement (No. 33-20827) filed on December 20, 2004.

Item 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 24. INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Sections 2 and 3 of the Assumption Agreements between PNC Bank, N.A. ("PNC") and BlackRock Institutional Management Corporation ("BIMC"), each dated April 29, 1998 and incorporated herein by reference to exhibits (d)(3), (d)(6) and (d)(9), provide for the indemnification of BIMC and PNC against certain losses.

Section 13 of the Investment Advisory Agreements between Registrant and Numeric Investors, LLC ("Numeric"), each dated November 12, 2004 and incorporated herein by reference to exhibits (d)(13), (d)(14), (d)(15) and (d)(22), provides for the indemnification of Numeric against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and Boston Partners Asset Management, L.P. ("Boston Partners"), each dated October 25, 2002 and incorporated herein by reference to exhibits (d)(16), (d)(17), (d)(18),
(d)(20), (d)(21), and (d)(28), provides for the indemnification of Boston Partners against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. ("Bogle"), dated September 15, 1999 and incorporated herein by reference to exhibit (d)(24) provides for the indemnification of Bogle against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Baker 500 Corporation ("Baker") incorporated herein by reference to exhibit (d)(30) provides for the indemnification of Baker against certain losses.

Section 12 of the Form of Investment Advisory Agreements between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference as exhibits
(d)(31) and (d)(32) provides for the indemnification of WesCorp Investment Services, LC against certain losses.

Section 9 of the Distribution Agreement between Registrant and PFPC Distributors, Inc. ("PFPC"), dated January 2, 2001 and incorporated herein by reference to exhibit (e)(1) provides for the indemnification of PFPC Distributors against certain losses.

Item 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Item 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

               1.   BlackRock Institutional Management Corporation:

                    BlackRock Institutional Management Corporation ("BIMC") is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. BIMC's principal business address is 100 Bellevue Parkway, Wilmington, DE 19809. BIMC is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BIMC is as follows:

                    Name and Position with BIMC      Other Company              Position With Other Company
                    ---------------------------      -------------              ---------------------------
                    Paul L. Audet                    BlackRock Provident        Treasurer
                    Director                         Institutional Funds
                                                     Wilmington, DE

                                                     BlackRock Funds            Treasurer
                                                     Wilmington, DE

                                                     BlackRock Capital          Director
                                                     Management, Inc.
                                                     Wilmington, DE

                                                     BlackRock Advisors, Inc.   Director
                                                     Wilmington, DE

                                                     BlackRock Financial        Director
                                                     Management, Inc.
                                                     New York, NY

                                                     BlackRock (Japan), Inc.    Chief Financial Officer &
                                                     New York, NY               Managing Director

                                                     BlackRock International,   Chief Financial Officer &
                                                     Ltd.                       Managing Director
                                                     Edinburgh, Scotland

                                                     BlackRock, Inc.            Chief Financial Officer &
                                                     New York, NY               Managing Director

                    Laurence J. Carolan              BlackRock Capital          Managing Director & Director
                    Managing Director and Director   Management, Inc.
                                                     Wilmington, DE

                                                     BlackRock, Inc.            Managing Director
                                                     New York, NY

                                                     BlackRock Advisors, Inc.   Managing Director & Director
                                                     Wilmington, DE

                    Robert P. Connolly               BlackRock Capital          Managing Director, General
                    Managing Director, General       Management, Inc.           Counsel & Secretary
                    Counsel and Secretary            Wilmington, DE

                                                     BlackRock, Inc.            Managing Director, General
                                                     New York, NY               Counsel & Secretary

                                                     BlackRock International,   Managing Director, General
                                                     Ltd.                       Counsel & Secretary
                                                     Edinburgh, Scotland

                                                     BlackRock (Japan), Inc.    Managing Director, General
                                                     New York, NY               Counsel & Secretary

                                                     BlackRock Advisors, Inc.   Managing Director, General
                                                     Wilmington, DE             Counsel & Secretary

                                                     BlackRock Financial        Managing Director, General
                                                     Management, Inc.           Counsel & Secretary
                                                     New York, NY

                                                     BlackRock Investments,     General Counsel & Secretary
                                                     Inc.
                                                     New York, NY

                    Laurence D. Fink                 BlackRock Funds            President  & Trustee
                    Chief Executive Officer          Wilmington, DE

                                                     BlackRock Capital          Chief Executive Officer
                                                     Management, Inc.
                                                     Wilmington, DE

                                                     BlackRock, Inc.            Chairman & CEO
                                                     New York, NY

                                                     BlackRock International,   Chairman & CEO
                                                     Ltd.
                                                     Edinburgh, Scotland

                                                     BlackRock (Japan), Inc.    Chairman & CEO
                                                     New York, NY

                                                     BlackRock Investments,     Chairman & CEO
                                                     Inc.
                                                     New York, NY

                                                     BlackRock Advisors, Inc.   Chief Executive Officer
                                                     Wilmington, DE

                                                     BlackRock Financial        Chairman & CEO
                                                     Management, Inc.
                                                     New York, NY

                                                     BlackRock HPB              Director
                                                     Management LLC
                                                     New York, NY

                    Robert S. Kapito                 BlackRock Capital          Vice Chairman & Director
                    Vice Chairman and Director       Management, Inc.
                                                     Wilmington, DE

                                                     BlackRock International,   Vice Chairman & Director
                                                     Ltd.
                                                     Edinburgh, Scotland

                                                     BlackRock, Inc.            Vice Chairman
                                                     New York, NY

                                                     BlackRock Advisors, Inc.   Vice Chairman & Director
                                                     Wilmington, DE

                                                     BlackRock (Japan), Inc.    Vice Chairman & Director
                                                     New York, NY

                                                     BlackRock Investments,     Director
                                                     Inc.
                                                     New York, NY

                                                     BlackRock Financial        Vice Chairman & Director
                                                     Management, Inc.
                                                     New York, NY

                    Kevin M. Klingert                BlackRock Capital          Managing Director & Director
                    Managing Director and Director   Management, Inc.
                                                     Wilmington, DE

                                                     BlackRock, Inc.            Managing Director
                                                     New York, NY

                                                     BlackRock Advisors, Inc.   Managing Director & Director
                                                     Wilmington, DE

                                                     BlackRock Financial        Managing Director
                                                     Management, Inc.
                                                     New York, NY

                    John P. Moran                    BlackRock Capital          Managing Director & Director
                    Managing Director and Director   Management, Inc.
                                                     Wilmington, DE

                                                     BlackRock, Inc.            Managing Director
                                                     New York, NY

                                                     BlackRock Advisors, Inc.   Managing Director & Director
                                                     Wilmington, DE

                                                     BlackRock Investments,     President
                                                     Inc.
                                                     New York, NY

                    Thomas H. Nevin                  BlackRock Capital          Managing Director & Director
                    Managing Director and Director   Management, Inc.
                                                     Wilmington, DE

                                                     BlackRock, Inc.            Managing Director
                                                     New York, NY

                                                     BlackRock Advisors, Inc.   Managing Director & Director
                                                     Wilmington, DE

                                                     BlackRock Financial        Managing Director
                                                     Management, Inc.
                                                     New York, NY

                    Ralph L. Schlosstein             BlackRock Provident        Chairman & President
                    President and Director           Institutional Funds
                                                     Wilmington, DE

                                                     BlackRock Capital          President & Director
                                                     Management, Inc.
                                                     Wilmington, DE

                                                     BlackRock, Inc.            President & Director
                                                     New York, NY

                                                     BlackRock International,   President & Director
                                                     Ltd.
                                                     Edinburgh, Scotland

                                                     BlackRock (Japan), Inc.    President & Director
                                                     New York, NY

                                                     BlackRock Investments,     Director
                                                     Inc.
                                                     New York, NY

                                                     BlackRock Advisors, Inc.   President & Director
                                                     Wilmington, DE

                                                     BlackRock Financial        President & Director
                                                     Management, Inc.
                                                     New York, NY

                                                     BlackRock HPB Management   Director
                                                     LLC
                                                     New York, NY

                    Keith T. Anderson                BlackRock Capital          Managing Director
                    Managing Director                Management, Inc.
                                                     Wilmington, DE

                                                     BlackRock, Inc.            Managing Director
                                                     New York, NY

                                                     BlackRock Advisors, Inc.   Managing Director
                                                     Wilmington, DE

                                                     BlackRock Financial        Managing Director
                                                     Management, Inc.
                                                     New York, NY

                                                     BlackRock International,   Managing Director
                                                     Ltd.
                                                     Edinburgh, Scotland

                                                     BlackRock (Japan), Inc.    Managing Director
                                                     New York, NY

               2.   Numeric Investors, LLC:

                    The sole business activity of Numeric Investors, LLC ("Numeric"), One Memorial Drive, 4th Floor, Cambridge, Massachusetts 02142, is to serve as an investment adviser. Numeric is registered under the Investment Advisers Act of 1940.

                    Information as to the directors and officers of Numeric is as follows:

                    Name and Position with Numeric   Other Company              Position With Other Company
                    ------------------------------   -------------              ---------------------------
                    P. Andrews McLane                TA Associates              Managing Director and Member of
                    Director of Numeric              Boston, MA                 the Executive Committee of Board

                    Michael Wilson                   TA Associates              Principal
                    Director of Numeric              Boston, MA

               3.   Bogle Investment Management, LP:

                    The sole business activity of Bogle Investment Management, LP ("Bogle"), 57 River Street, Suite 206, Wellesley, Massachusetts 02481, is to serve as an investment adviser. Bogle is registered under the Investment Advisers Act of 1940.

                    The directors and officers have not held any positions with other companies during the last two fiscal years.

               4.   Boston Partners Asset Management, LLC:

                    The sole business activity of Boston Partners Asset Management, LLC ("BPAM"), 28 State Street, 21st Floor, Boston, Massachusetts 02109, is to serve as an investment adviser. BPAM is registered under the Investment Advisers Act of 1940.

                    BPAM is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of Boston is as follows:

                    Name and Position with BPAM      Other Company              Position With Other Company
                    ---------------------------      -------------              ---------------------------
                    William J. Kelly                 Robeco USA, LLC            Chief Financial Officer
                    Chief Executive Officer

                                                     Robeco USA, Inc.           Treasurer

                    Mary Ann Iudice                  Robeco USA, LLC            Chief Compliance Officer
                    Compliance Officer

                                                     Robeco USA, Inc.           Chief Compliance Officer

               5.   Schneider Capital Management Company:

                    The sole business activity of Schneider Capital Management Company ("Schneider"), 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is to serve as an investment adviser. Schneider is registered under the Investment Advisers Act of 1940.

                    Information as to the directors and officers of Schneider is as follows:

                    Name and Position with
                    Schneider                        Other Company              Position With Other Company
                    ----------------------           -------------              ---------------------------
                    Arnold C. Schneider, III         Turnbridge Management      President
                    President and Chief Investment   Partners Corp
                    Officer

                    Steven J. Fellin                 Turnbridge Management      Vice President
                    Sr. Vice President and Chief     Partners Corp.
                    Financial Officer

               6.   Baker 500 Corporation:

                    The sole business activity of Baker 500 Corporation, 601 Carlson Parkway, Suite 1050, Minnetonka, MN 55305, is to serve as an investment adviser. Baker is registered under the Investment Advisers Act of 1940.

                    Information as to the directors and officers of Baker is as follows:

                    Name and Position with Baker     Other Company              Position With Other Company
                    ----------------------------     -------------              ---------------------------
                    L. Edward Baker, President and   Baker 500, LLC             Chief Manager
                    Chief Portfolio Manager

                                                     Baker Capital LLC          Managing Member

               7.   Wescorp Investment Services, LLC:

                    The sole business activity of Wescorp Investment Services, LLC, 924 Overland Court, San Dimas, California 91773 ("Wescorp"), is to serve as an investment adviser. Wescorp is registered under the Investment Advisers Act of 1940.

                    The directors and officers have not held any positions with other companies during the last two fiscal years.

               8.   Weiss, Peck & Greer Investments:

                    The sole business activity of Weiss, Peck & Greer Investments ("WPG"), One New York Plaza, New York, NY 10004, is to serve as an investment adviser. WPG is registered under the Investment Advisers Act of 1940.

                    Information as to the directors and officers of WPG is as follows:

                    Name and Position with WPG       Other Company              Position With Other Company
                    --------------------------       -------------              ---------------------------
                    William J. Kelly                 Robeco USA, LLC            Chief Financial Officer
                    Chief Financial Officer

                                                     Robeco USA, Inc.           Treasurer

                    Mary Ann Iudice                  Robeco USA, LLC            Chief Compliance Officer
                    Compliance Officer

                                                     Robeco USA, Inc.           Chief Compliance Officer

                    Robert Kleinberg                 Robeco USA, Inc.           Secretary
                    Secretary

Item 26. PRINCIPAL UNDERWRITER

     (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

                    AB Funds Trust
                    AFBA 5 Star Funds, Inc.
                    Atlantic Whitehall Funds Trust
                    ASA Debt Arbitrage Fund LLC
                    ASA Hedged Equity Fund LLC
                    ASA Managed Futures Fund LLC
                    ASA Market Neutral Equity Fund LLC
                    Columbia Floating Rate Fund
                    Columbia Floating Rate Advantage Fund
                    Columbia Institutional Floating Rate Fund Forward Funds, Inc Harris Insight Funds Trust
                    Hillview Investment Trust II
                    Kalmar Pooled Investment Trust
                    Matthews Asian Funds
                    Metropolitan West Funds
                    The RBB Fund, Inc.

                    RS Investment Trust
                    Scudder Investments VIT Funds
                    Stratton Growth Fund, Inc.
                    Stratton Monthly Dividend REIT Shares, Inc.
                    The Stratton Funds, Inc.
                    Trainer, Wortham First Mutual Funds
                    Van Wagoner Funds
                    Weiss, Peck & Greer Funds Trust
                    Wilshire Mutual Funds, Inc.
                    WPG Large Cap Growth Fund
                    WPG Tudor Fund

          Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                    BlackRock Provident Institutional Funds
                    BlackRock Funds, Inc.
                    International Dollar Reserve Fund I., Ltd.
                    BlackRock Bond Allocation Target Shares

          Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                    Northern Funds Trust
                    Northern Institutional Funds

          Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                    ABN AMRO Funds

     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

     (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

     Name                        Title with PFPC Distributors
     ----                        ----------------------------
     Brian Burns             -   Chairman, Chief Executive Officer, Director and President
     Michael Denofrio        -   Director
     Nick Marsini            -   Director
     Rita G. Adler           -   Chief Compliance Officer
     Christine A. Ritch      -   Chief Legal Officer, Assistant Secretary and Assistant Clerk
     Christopher S. Conner   -   Vice President and Anti-Money Laundering Officer
     Steven B. Sunnerberg    -   Secretary and Clerk
     Julie Bartos            -   Assistant Secretary and Assistant Clerk
     Bradley A. Stearns      -   Assistant Secretary and Assistant Clerk
     Kristen Nolan           -   Assistant Secretary and Assistant Clerk
     Craig Stokarski         -   Treasurer and Financial & Operations Principal
     Douglas D. Castagna     -   Controller and Assistant Treasurer
     Bruno DiStefano         -   Vice President
     Susan K. Moscaritolo    -   Vice President

     (c)  Not applicable.

Item 27. LOCATION OF ACCOUNTS AND RECORDS

(1) PFPC Trust Company (assignee under custodian agreement), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (records relating to its functions as sub-adviser and custodian).

(2) PFPC Distributors, Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406. (records relating to its functions as distributor).

(3) BlackRock Institutional Management Corporation, Bellevue Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

(4) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

(5) Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

(6) Numeric Investors, LLC, 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

(7) Boston Partners Asset Management, L.P., One Financial Center, 43rd Floor, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

(8) Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(9) Bogle Investment Management, L.P., 57 River Street, Suite 206, Wellesley, Massachusetts 02481 (records relating to its function as investment adviser).

(10) Bear Stearns & Co. Inc., Funds Management Department, 383 Madison Avenue, New York, New York 10179 (records relating to its function as co-administrator for investment portfolios advised by Numeric Investors L.P.)

(11) Baker 500 Corporation, 601 Carlson Parkway, Suite 1050, Minnetonka, Minnesota 55305 (records relating to its function as investment adviser).

(12) WesCorp Investment Services, LLC, 924 Overland Court, San Dimas, California 91773 (records relating to its function as investment adviser).

(13) Weiss, Peck & Greer Investments, One New York Plaza, New York, New York 10004 (records relating to its function as investment adviser).

Item 28. MANAGEMENT SERVICES

     None.

Item 29. UNDERTAKINGS

(a) Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 90 to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and State of Delaware on the 30 day of December, 2004.

                                             THE RBB FUND, INC.


                                             By: /s/ Edward J. Roach
                                                 -------------------------------
                                             Edward J. Roach
                                             President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                        TITLE                                           DATE
---------                        -----                                           ----


/s/ Edward J. Roach              President (Principal Executive Officer) and     December 30, 2004
------------------------------   Treasurer (Principal Financial and Accounting
Edward J. Roach                  Officer)


*J. Richard Carnall              Director                                        December 30, 2004
------------------------------
J. Richard Carnall


*Francis J. McKay                Director                                        December 30, 2004
------------------------------
Francis J. McKay


*Marvin E. Sternberg             Director                                        December 30, 2004
------------------------------
Marvin E. Sternberg


*Julian A. Brodsky               Director                                        December 30, 2004
------------------------------
Julian A. Brodsky


*Arnold M. Reichman              Director                                        December 30, 2004
------------------------------
Arnold M. Reichman


*Robert Sablowsky                Director                                        December 30, 2004
------------------------------
Robert Sablowsky


*By: /s/ Edward J. Roach
------------------------------
Edward J. Roach
Attorney-in-Fact

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

          Know All Men by These Presents, that the undersigned, Francis J. McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000


/s/ Francis J. McKay
--------------------------------------
Francis J. McKay

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

          Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000


/s/ Marvin E. Sternberg
------------------------------
Marvin E. Sternberg

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

          Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000


/s/ Julian Brodsky
--------------------------------------
Julian Brodsky

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

          Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000


/s/ Arnold Reichman
--------------------------------------
Arnold Reichman

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

          Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000


/s/ Robert Sablowsky
--------------------------------------
Robert Sablowsky

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

          Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: September 10, 2002


/s/ J. Richard Carnall
--------------------------------------
J. Richard Carnall

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
Exhibit No.   Exhibit
--------------------------------------------------------------------------------
   (i)(1)     OPINION OF DRINKER BIDDLE & REATH LLP IS FILED HEREWITH.
--------------------------------------------------------------------------------
   (j)(1)     CONSENT OF DRINKER BIDDLE & REATH LLP IS FILED HEREWITH.
--------------------------------------------------------------------------------
   (j)(2)     CONSENT OF PRICEWATERHOUSECOOPERS LLP IS FILED HEREWITH.
--------------------------------------------------------------------------------